                               ACADEMY FUNDS TRUST

                            Academy Core Equity Fund
                        Academy Select Opportunities Fund

                                   Prospectus

                                December 31, 2007

         The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

ADDITIONAL INFORMATION................................................Back Cover

                                       1

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                                  INTRODUCTION
--------------------------------------------------------------------------------

Academy Funds Trust (the  "Trust") is an investment  company made up of separate mutual funds.  This  Prospectus  applies to the Academy Core Equity Fund and the
Academy  Select  Opportunities  Fund  (each  a  "Fund",  and  collectively,  the
"Funds"). The Funds are managed by Academy Asset Management LLC (the "Adviser").
The Funds have individual investment objectives and strategies.  This Prospectus provides  important  information  about the Funds  that you should  know  before investing.  Please  read  this  Prospectus  carefully  and  keep  it for  future reference.

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                               RISK/RETURN SUMMARY
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ACADEMY CORE EQUITY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
The Fund seeks to achieve its objective by investing in a concentrated portfolio of equity  securities  (primarily  common stocks) that the Adviser  believes are undervalued by the market. Under normal circumstances, the Fund invests at least
80% of its  net  assets  (plus  the  amount  of any  borrowings  for  investment purposes) in equity securities.  The Fund invests primarily in larger companies, those with a market  capitalization  (share  price  multiplied  by the number of outstanding  shares)  above $5 billion at time of purchase,  and will  generally hold  between  30 and 50 stock  positions  in the  portfolio.  The Fund  invests primarily in U.S.  common stocks but may, to a lesser extent,  invest in foreign stocks in developed countries.

The Adviser's  investment decisions for the Fund are predicated on the Adviser's long-term outlook for particular companies. The Adviser evaluates each company's
business  model  (considering  both  current  and  potential   prospects),   the
uniqueness of its assets, its position in the marketplace,  and its management's vision for the future of the company.  The Adviser uses fundamental  analysis to assess the quality, growth potential,  financial strength and overall value of a company.  Traditional metrics (such as Return on Equity, Price to Earnings,  and
Price to Cash Flow multiples) are critically  applied to determine  whether,  in the Adviser's  judgment,  the company's  stock price  reflects a discount to the company's  intrinsic  economic  value,  as well as whether  the  investment  has
favorable  risk-return  characteristics.   The  Adviser  focuses  on  strategic,
concentrated  positioning of the Fund's investments,  while generally seeking to maintain sector-neutral weightings compared to the S&P 500(R)Index.

Although market conditions and other factors may cause  deviations,  the Adviser typically aims to maintain a portfolio with the following attributes:

o    Long positions only, holding investments in 30-50 larger companies

o    Fully  invested,  except as  necessary  to  manage  day-to-day  Fund  share purchase/redemption activity

o    Primarily  comprised  of stocks  that the  Adviser  considers  its "Best in
     Sector" selections from the constituents of the S&P 500(R)Index

o    Targeted sector-neutrality with the S&P 500(R)Index

o    Low turnover

                                       2

The investments  and strategies  described in this Prospectus are those that the
Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100%
of its  assets  in  money  market  instruments  that  would  not  ordinarily  be consistent with the Fund's  objectives.  If the Fund invests in this manner,  it may not achieve its  investment  objective.  The Funds will only make  temporary defensive  investments  if the Adviser  believes that the risk of loss outweighs the opportunity for capital gains.

The Fund's investment  objective is non-fundamental,  which means that it may be changed by the Board of Trustees without  shareholder  approval.  However,  Fund shareholders would be provided with advance notice of such change.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its investment objective. The Adviser's judgments about the markets, the economy,  or companies  may not  anticipate  actual market  movements,  economic conditions or company performance,  and these judgments may affect the return on your  investment.  In fact, no matter how good a job the Adviser does, you could lose  money  on your  investment  in the  Fund,  just as you  could  with  other investments.

Stock Market Risk: Common stock represents an equity or ownership  interest in a company.  Investments in equity  securities are subject to market risks that may cause their prices to fluctuate over time.  The value of your  investment in the
Fund is based on the  market  prices of the  securities  the Fund  holds.  These prices  changea  daily due to economic  and other  events that affect  particular companies and other issuers or the market as a whole.  Historically,  the equity markets have moved in cycles so that the value of a Fund's equity securities may fluctuate from  day-to-day.  Individual  companies may report poor results or be negatively  affected by industry and/or economic trends and developments and the prices of their  securities  may suffer a decline  in  response.  These  factors contribute to price  volatility  which is the principal risk of investing in the
Fund. An investment in the Fund is more suitable for long-term investors who can bear the risk of these share price fluctuations.

Value  Investing  Risk:  The Fund  uses a  value-oriented  investment  approach.
However,  a  particular  stock may not increase in price as  anticipated  by the
Adviser (and may actually decline in price) if other investors fail to recognize the stock's value or if a catalyst  that the Adviser  believes will increase the price of the stock  does not occur or does not  affect the price of the stock in the manner or to the degree  anticipated.  Also, the Adviser's  calculation of a company's intrinsic value involves, in part, estimates of future cash flow which may prove to be incorrect and, therefore, result in sales of the stock at prices lower than the Fund's original purchase price.

Non-Diversification Risk: The Fund is classified as non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the
Fund  may be  more  susceptible  than a  diversified  fund to a  single  adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Foreign  Securities Risk:  Investments in securities of foreign companies can be more volatile than  investments in U.S.  companies.  Diplomatic,  political,  or economic developments,  including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition,  the value of securities  denominated  in  foreign  currencies,  and of  dividends  from  such securities,  can change  significantly  when foreign  currencies  strengthen  or weaken relative to the U.S. Dollar.  Foreign companies or governments  generally are not  subject  to  uniform  accounting,  auditing,  and  financial  reporting
standards   comparable  to  those  applicable  to  domestic  U.S.  companies  or governments.  Transaction  costs are generally higher than those in the U.S. and expenses for custodial arrangements of

                                       3

foreign  securities may be somewhat  greater than typical expenses for custodial arrangements of similar U.S. securities.

PERFORMANCE INFORMATION
Because the Fund had not commenced operations as of the date of this Prospectus, there is no Fund performance information to report.

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                                                 FEES AND EXPENSES
---------------------------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from      Maximum sales charge (load) imposed on purchases as a                 None
your investments)                         percentage of offering price
                                          ------------------------------------------------------------ --------------
                                          Maximum contingent deferred sales charge (load) as a                  None
                                          percentage of original purchase price or redemption price, whichever is lower
                                          ------------------------------------------------------------ --------------
                                          Maximum sales charge (load) imposed on reinvested dividends           None
                                          ------------------------------------------------------------ --------------
                                          Redemption fees(1)                                                    1.00%
                                          ------------------------------------------------------------ --------------
                                          Exchange fees                                                         None
----------------------------------------- ------------------------------------------------------------ --------------
Annual Fund Operating Expenses            Management fees                                                       0.85%
(deducted from the Fund's assets)
                                          ------------------------------------------------------------ --------------
                                          Distribution and shareholder servicing (12b-1) fees                   0.25%
                                          ------------------------------------------------------------ --------------
                                          Other expenses (2)                                                    1.46%
                                          ------------------------------------------------------------ --------------
                                          Total annual fund operating expenses                                  2.56%
                                          ------------------------------------------------------------ --------------
                                          Fees waived/expenses paid by Adviser (3)                             (0.56)%
                                          ------------------------------------------------------------ --------------
                                          Net annual fund operating expenses                                    2.00%
----------------------------------------- ------------------------------------------------------------ --------------

(1)  The 1.0% redemption fee applies to shares sold within 60 days of purchase.

(2)  Because  the  Fund  had not  commenced  operations  as of the  date of this
     Prospectus,  the Fund's  "Other  Expenses"  are based on estimates  for the current fiscal year.

(3)  The Adviser has contractually  agreed,  through December 31, 2008, to waive its  advisory  fees  and/or  assume  as its own  expense  certain  expenses otherwise  payable by the Fund to the extent  necessary  to ensure that net annual fund  operating  expenses do not exceed  2.00% of average  daily net assets.  Pursuant to its expense  limitation  agreement  with the Fund, the
     Adviser is entitled to recoup any fees that it waived  and/or Fund expenses that the  Adviser  paid for a period  of  three  years  following  such fee waivers and expense  payments,  to the extent that such  recoupment  by the
     Adviser will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The expense  example below is intended to help you compare the cost of investing in the  Fund to the  cost of  investing  in  other  mutual  funds  with  similar investment  objectives.  The example  assumes  that you invest  $10,000  with an annual 5% return over the time shown and that all  dividends  and  capital  gain distributions  are reinvested.  The example reflects the net operating  expenses with the effect of the expense limitation  agreement for the one-year period and the total  operating  expenses  without  the  effect of the  expense  limitation agreement for years two and three. Because the Fund had not commenced operations prior to the date of this  Prospectus,  the example is based on the  anticipated expenses of the Fund for the current fiscal year, and does not extend over five-
and  ten-year  periods.  Although  your actual  expenses may be higher or lower, based on these assumptions your cumulative estimated expenses would be:

------------------ -----------------------
1 year                               $203
------------------ -----------------------
3 years                              $743
------------------ -----------------------

                                       4

ACADEMY SELECT OPPORTUNITIES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
The Fund seeks to achieve its objective by investing in a concentrated portfolio of equity  securities  that the  Adviser  believes  offer  high  absolute-return potential.  Absolute-return  potential refers to the ability of an investment to produce positive  returns  regardless of the performance of its asset class. The
Fund's investment  strategy should be considered  aggressive in that the Adviser expects to purchase  securities  that have the potential for gains over the long term,  but may be volatile  and may decline in price over shorter  periods.  The
Fund invests  primarily in U.S.  equity  securities but may, to a lesser extent, invests  in equity  securities  of  foreign  companies.  The Fund may  invest in companies of any size.

The Fund is  designed  to permit the  Adviser to have  considerable  latitude in positioning the Fund's portfolio in the traditional securities market as well as the derivatives market (e.g., options trading strategies).  The Adviser seeks to identify investment  opportunities on a  company-by-company  basis,  focusing on each investment  opportunity  individually,  as opposed to focusing primarily on macro-economic  or market trends.  The Adviser  applies  fundamental  analytical techniques to identify  what it considers  market  mis-evaluations  of companies and/or securities that present  investment  opportunities.  The Adviser believes that the intrinsic,  absolute-return  potential of these  investments is greater than any possible adverse  macro-economic  sentiment.  The Adviser also believes that each investment opportunity must offer a compelling rationale and favorable risk/reward  trade-offs  to  warrant  consideration.  In  the  absence  of  such opportunities,  the Fund  will hold cash or its  equivalent.  Consequently,  the number and level of investments may vary significantly.  The Fund will generally hold between 20 and 30 positions in the portfolio.

Although market conditions and other factors may cause  deviations,  the Adviser typically aims to maintain a portfolio with the following attributes:

o    Non-diversified portfolio driven by individual security/trade analysis

o    Primarily long positions,  but may sell securities  short or  purchase/sell options

o    Highly variable regarding number and level of investments

o    Potential  investments could include,  but should not be considered limited to, the following: domestic and foreign equity and fixed income securities, exchange traded funds,  mutual funds, and derivatives  (based on underlying securities, commodities, funds and indices)

o    Potential for higher portfolio turnover rate

The Fund may invest in  fixed-income  securities  if the Adviser feels that such securities offer an advantageous way to invest in a company,  as either a direct investment or as a hedge to a direct  investment.  Fixed-income  securities will generally  be used to seek  capital  appreciation  rather  than to  solely  gain exposure to macro interest rates or credit spreads.  To the extent that the Fund invests in fixed-income securities,  it may invest in fixed-income securities of any maturity or credit quality.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
The Fund is aggressively  managed and investing in the Fund involves risk. There is no  guarantee  that the Fund  will  achieve  its  investment  objective.  The
Adviser's  judgments  about the  companies or investment  opportunities  may not anticipate  actual  stock  price  movements  or company  performance,  and these judgments may affect the return on your investment.  In fact, no matter how good a job the Adviser  does,  you could lose money on your  investment  in the Fund, just as you could with other investments.

                                       5

Stock Market Risk: Common stock represents an equity or ownership  interest in a company.  Investments in equity  securities are subject to market risks that may cause their prices to fluctuate over time.  The value of your  investment in the
Fund is based on the  market  prices of the  securities  the Fund  holds.  These prices  change  daily due to economic  and other  events that affect  particular companies and other issuers or the market as a whole.  Historically,  the equity markets have moved in cycles so that the value of a Fund's equity securities may fluctuate from  day-to-day.  Individual  companies may report poor results or be negatively  affected by industry and/or economic trends and developments and the prices of their  securities  may suffer a decline  in  response.  These  factors contribute to price  volatility  which is the principal risk of investing in the
Fund. An investment in the Fund is more suitable for long-term investors who can bear the risk of these share price fluctuations.

Value  Investing  Risk:  The Fund  uses a  value-oriented  investment  approach.
However,  a  particular  stock may not increase in price as  anticipated  by the
Adviser (and may actually decline in price) if other investors fail to recognize the stock's value or if a catalyst  that the Adviser  believes will increase the price of the stock  does not occur or does not  affect the price of the stock in the manner or to the degree  anticipated.  Also, the Adviser's  calculation of a company's intrinsic value involves, in part, estimates of future cash flow which may prove to be incorrect and, therefore, result in sales of the stock at prices lower than the Fund's original purchase price.

Non-Diversification Risk: The Fund is classified as non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the
Fund  may be  more  susceptible  than a  diversified  fund to a  single  adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Smaller  Company  Risks:  The Fund  may  invest  in small or mid cap  companies.
Generally, small and mid cap companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them.  These companies may not have the management experience,  financial resources,  product diversification and competitive  strengths of larger companies.  Therefore,  the securities of mid cap and small cap  companies are generally  more volatile than the securities of larger,  more established  companies.  Investments in the Fund may be more  suitable  for  long-term  investors  who can bear the risk of these fluctuations.

Foreign  Securities Risk:  Investments in securities of foreign companies can be more volatile than  investments in U.S.  companies.  Diplomatic,  political,  or economic developments,  including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition,  the value of securities  denominated  in  foreign  currencies,  and of  dividends  from  such securities,  can change  significantly  when foreign  currencies  strengthen  or weaken relative to the U.S. Dollar.  Foreign companies or governments  generally are not  subject  to  uniform  accounting,  auditing,  and  financial  reporting
standards   comparable  to  those  applicable  to  domestic  U.S.  companies  or governments.  Transaction  costs are generally higher than those in the U.S. and expenses  for  custodial  arrangements  of foreign  securities  may be  somewhat greater  than  typical  expenses  for  custodial  arrangements  of similar  U.S.
securities.

Short Sales:  Short-selling  is a technique that may be considered  speculative.
Unlike  long  positions  which have a finite  amount of money at risk,  unhedged short positions represent  theoretically  unlimited exposure to the Fund because the price of the stock could increase  without  limit,  making it more expensive for the Fund to close  the  short  position  by  purchasing  replacement  stock.
Whenever the Fund sells a stock short,  it is required to deposit  collateral in segregated  accounts to cover its obligation,  and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging

                                       6

technique,  the Fund may purchase call options to buy  securities  sold short by the Fund.  Such options  would lock in a future  purchase  price and protect the
Fund in case of an unanticipated  increase in the price of a security sold short by the Fund.

Derivatives  Risk:  The Fund may use  derivative  instruments,  such as options, futures and options on futures.  A small investment in derivatives  could have a potentially  large impact on the performance of the Fund. The use of derivatives involves risks  different from, or possibly  greater than, the risks  associated with investing  directly in the  underlying  assets.  Derivatives  can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the  value  of a  derivative  held by the  Fund  will  not  correlate  with  the underlying  instruments or the Fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the  counterparty  to the derivative  instruments  to make required  payments or otherwise comply with the derivative instruments' terms.

Portfolio Turnover Risk: The Fund may experience portfolio turnover in excess of
100%.  Portfolio  turnover may involve the payment by the Fund of brokerage  and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other  securities.  The greater the portfolio  turnover,  the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low turnover funds to generate  capital gains that must be distributed to shareholders as taxable income.

Fixed Income Risks:  Yields and principal values of debt securities (bonds) will fluctuate.  Generally,  values of debt securities change inversely with interest rates. As interest rates go up, the value of debt  securities  tends to go down.
As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.  Furthermore,  these  fluctuations  tend to  increase as a bond's time to maturity increases,  so a longer-term bond will decrease more for a given  increase  in  interest  rates than a  shorter-term  bond.  An issuer of fixed-income  securities  may be  unable  to make  interest  payments  and repay principal.  Changes in an issuer's  financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund  performance.  It is possible  that an issuer of a debt  security  owned by the Fund could default on
interest  and/or  principal   payments  that  are  payable  to  the  Fund.  Debt
obligations  rated below  investment  grade  (commonly  known as "high yield" or
"junk bonds") by a nationally recognized statistical ratings organization,  such as  Standard & Poor's or Moody's  Investor  Services,  may have more  difficulty repaying principal and interest.

PERFORMANCE INFORMATION

Because the Fund had not commenced operations as of the date of this Prospectus, there is no Fund performance information to report.

---------------------------------------------------------------------------------------------------------------------
                                                 FEES AND EXPENSES
---------------------------------------------------------------------------------------------------------------------
Shareholder Fees                          Maximum sales charge (load) imposed on purchases as a                 None
(paid directly from your investments)     percentage of offering price
                                          ------------------------------------------------------------ --------------
                                          Maximum contingent deferred sales charge (load) as a                  None
                                          percentage of original purchase price or redemption price, whichever is lower
                                          ------------------------------------------------------------ --------------
                                          Maximum sales charge (load) imposed on reinvested dividends           None
                                          ------------------------------------------------------------ --------------
                                          Redemption fees(1)                                                    2.00%
                                          ------------------------------------------------------------ --------------
                                          Exchange fees                                                         None
----------------------------------------- ------------------------------------------------------------ --------------

                                       7

----------------------------------------- ------------------------------------------------------------ --------------
Annual Fund Operating Expenses            Management fees                                                       1.00%
(deducted from the Fund's assets)         ------------------------------------------------------------ --------------
                                          Distribution and shareholder servicing (12b-1) fees                   0.25%
                                          ------------------------------------------------------------ --------------
                                          Other expenses (2)                                                    1.46%
                                          ------------------------------------------------------------ --------------
                                          Total annual fund operating expenses                                  2.71%
                                          ------------------------------------------------------------ --------------
                                          Fees waived/expenses paid by Adviser(3)                              (0.71)%
                                          ------------------------------------------------------------ --------------
                                          Net annual fund operating expenses                                    2.00%
----------------------------------------- ------------------------------------------------------------ --------------

(1)  The 2.0% redemption fee applies to shares sold within 90 days of purchase.

(2)  Because  the  Fund  had not  commenced  operations  as of the  date of this
     Prospectus,  the Fund's  "Other  Expenses"  are based on estimates  for the current fiscal year.

(3)  The Adviser has contractually  agreed,  through December 31, 2008, to waive its  advisory  fees  and/or  assume  as its own  expense  certain  expenses otherwise  payable by the Fund to the extent  necessary  to ensure that net annual fund  operating  expenses do not exceed  2.00% of average  daily net assets.  Pursuant to its expense  limitation  agreement  with the Fund, the
     Adviser is entitled to recoup any fees that it waived  and/or Fund expenses that the  Adviser  paid for a period  of  three  years  following  such fee waivers and expense  payments,  to the extent that such  recoupment  by the
     Adviser will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The expense  example below is intended to help you compare the cost of investing in the  Fund to the  cost of  investing  in  other  mutual  funds  with  similar investment  objectives.  The example  assumes  that you invest  $10,000  with an annual 5% return over the time shown and that all  dividends  and  capital  gain distributions  are reinvested.  The example reflects the net operating  expenses with the effect of the expense limitation  agreement for the one-year period and the total  operating  expenses  without  the  effect of the  expense  limitation agreement for years two and three. Because the Fund had not commenced operations prior to the date of this  Prospectus,  the example is based on the  anticipated expenses of the Fund for the current fiscal year, and does not extend over five-
and  ten-year  periods.  Although  your actual  expenses may be higher or lower, based on these assumptions your cumulative estimated expenses would be:

------------------ -----------------------
1 year                               $203
------------------ -----------------------
3 years                              $774
------------------ -----------------------

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          MORE INFORMATION ABOUT THE FUNDS' STRATEGIES AND INVESTMENTS
--------------------------------------------------------------------------------

This Prospectus describes the Funds' principal  investments and strategies,  and the Funds will  normally  invest in the types of  securities  described  in this
Prospectus.  However, in addition to the investments and strategies described in this  Prospectus,  each Fund  also may  invest  in other  securities,  use other strategies  and engage in other  investment  practices  that are not part of its
principal   investment  strategy.   These  non-principal   investments  and  the
strategies,  as well as those  described in this  Prospectus,  are  described in detail in the Funds' Statement of Additional Information (for information on how to obtain the Funds' Statement of Additional Information,  see the back cover of this Prospectus).

Portfolio  Turnover.  The  Core  Equity  Fund is  generally  expected  to have a portfolio turnover below 100%. The Select Opportunities Fund is expected to have a portfolio  turnover rate in excess of 100%. A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

                                       8

Disclosure  of  Portfolio  Holdings  Information.  A  description  of the Funds'
policies  and  procedures  with  respect to the  disclosure  of their  portfolio holdings is available in the Funds' Statement of Additional Information ("SAI").
A complete list of the Funds' portfolio holdings as of each calendar quarter-end is available on the Funds' website at www.theacademyfunds.com no earlier than 30 days after a calendar quarter-end. This information will remain available on the website  until the date on which the Funds file their next  quarterly  portfolio holdings report on Form N-CSR or Form N-Q with the U.S.  Securities and Exchange
Commission.  The Funds will also list their top 10 holdings as of each  calendar month-end  on the  Funds'  website  no  earlier  than 10 days  after a  calendar month-end.  Portfolio  holdings  information posted on the Funds' website may be separately provided to any person commencing the day after it is first published on the Funds' website.

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                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Under the supervision of the Trust's Board of Trustees, Academy Asset Management
LLC, Mellon Bank Center, 1735 Market Street, Suite 3930, Philadelphia,  PA 19103
makes  investment  decisions for the Funds.  For its services to the Funds,  the
Adviser is entitled to receive an annual fee of 0.85% of the Core Equity  Fund's average daily net assets, and 1.00% of the Select  Opportunities  Fund's average daily net assets.  The Adviser has  contracted to waive its fees and/or pay Fund expenses so that each Fund's annual net operating expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) do not exceed 2.00%.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the investment advisory agreement will be available in the Funds' semi-annual report to shareholders for the period ended June 30, 2008.

PORTFOLIO MANAGERS
David  Jacovini  is the  lead  Portfolio  Manager  for the  Funds.  When  making investment  decisions for the Funds, Mr. Jacovini  regularly consults with Roger
A. Reynolds, Jr. and Michael D. Gries.

David Jacovini is the Chief Executive Officer of Academy Asset  Management,  LLC
and has been with the company  since its  formation in 2007.  From 2006 to 2007,
Mr.  Jacovini  was  President  of VLI Capital  Management  LLC ("VLI")  where he managed portfolios for individual,  high net-worth, and institutional investors.
Before founding VLI, Mr.  Jacovini worked as a derivatives  marketer at Deutsche
Bank AG in New York following his 2002  graduation  from the MIT Sloan School of
Management where he earned an MBA with a concentration in Financial Engineering.
Prior to earning his MBA, Mr.  Jacovini was employed in the  Municipal  Strategy
Group at Prudential Securities Incorporated in New York.

Roger A. Reynolds,  Jr. is the President of Academy Asset Management LLC and has
been with the company  since its formation in 2007.  He is  responsible  for all aspects of the  marketing  and sales  functions of the  organization.  From 2004 through 2007, Mr. Reynolds was the founding  partner of the Catullus  Management
Corporation,  an investment  adviser to wealthy families and  individuals.  From
2002 through 2004, Mr.  Reynolds was employed with the investment  advisory firm
Strategic  Capital  Advisors  ("SCA"),  in West  Conshohocken,  PA, where he was responsible for  institutional  and private client  development.  Before joining
SCA, he was a Vice  President with the Pitcairn Trust Company from 2000 to 2002.
Mr. Reynolds has 19 years of experience in the investment industry,  having held
executive  positions  with  brokerage  firms,   institutional  money  management
organizations and trust companies, all headquartered in the Philadelphia region.

Michael  D.  Gries is an  Equity  Analyst  for  Academy  Asset  Management  LLC.
Additionally,  he serves as the Operations  Manager for Academy Asset Management
LLC and has been with the  company  since  October  2007.  Prior to his  current position, Mr. Gries worked from June 2007 to September 2007 in the

                                       9

Admissions  Department  of the MIT Sloan  School of  Management  as an Assistant
Director of MBA Admissions.  Prior to joining MIT Sloan, Mr. Gries was an Equity
Analyst from August 2005 to May 2007 for  theStreet.com  Ratings (formerly Weiss
Ratings).  Additionally,  Mr.  Gries has  experience  working as a Web Editor at
Lawyers  Weekly,  Inc. He was with  Lawyers  Weekly,  Inc.  from January 2003 to
August 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES
The price of each  Fund's  shares is based on its net asset value  ("NAV").  The
Fund's NAV per share equals the total value of its assets, less its liabilities, divided by the  number of its  outstanding  shares.  Shares are priced as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is usually 4:00 p.m.,  Eastern Time, on each day that the NYSE is open (a "Business
Day"). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

HOW TO BUY SHARES
Account Minimums.  The minimum initial  investment for each Fund is $2,000.  The minimum  for  subsequent  investments  in a Fund is $1,000  (except  there is no minimum for  retirement  accounts).  For purposes of satisfying  the  investment minimum, a Fund will aggregate all of the Fund accounts held by a shareholder or household.  The Trust's officers may, in their  discretion,  also waive or lower the  account  minimums:  (i)  for  customers  of  a  financial  intermediary  or investment  adviser if the aggregate  investments of the  investment  adviser or financial  intermediary  meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other  circumstances that are consistent with the best interests of existing shareholders.

Each Fund may, in its discretion,  redeem your Fund shares if, in the aggregate, the value of your Fund accounts falls below $500. The Funds will not redeem your shares  on this  basis if the value of your  account  falls  below  the  minimum account balance solely as a result of market conditions. Each Fund will give you
60 days prior  written  notice to allow you to  purchase  sufficient  additional shares of the Fund in order to avoid such redemption.

Methods of Buying  Shares.  You may purchase  shares  directly from the Funds by following one of the steps below:

By Mail        o    Complete  and  sign  the  account   application  or  an  IRA
                    application.   If  you  do  not  complete  the   application
                    properly, your purchase may be delayed or rejected.

               o    Make your check  payable to the "Academy  Funds  Trust." All checks must be in U.S. Dollars drawn on a domestic bank. The
                    Funds will not accept  payment in cash or money orders.  The
                    Funds also do not accept cashier's checks in amounts of less than  $10,000,  nor will the Funds accept post dated checks, post dated on-line bill pay checks, or any conditional order or  payment.  To  prevent  check  fraud,  the Funds will not accept  third party  checks,  Treasury  checks,  credit card checks, traveler's checks or starter checks for the purchase of shares.

                    The  Transfer  Agent  will  charge a $25.00  fee  against  a shareholder's  account, in addition to any loss sustained by the  Funds,  for any  payment  that is  returned.  It is the policy of

                                       10

                    the  Funds  not  to  accept   applications   under   certain
                    circumstances or in amounts  considered  disadvantageous  to shareholders.  The Funds  reserves  the right to reject  any application.

               o    For IRA  accounts,  please  specify  the year for  which the contribution is made.

               o    Mail your application and check to:

                    Academy Funds Trust
                    c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701
                    Milwaukee, WI  53201-0701

               o    By overnight courier, send to:

                    Academy Funds Trust
                    c/o U.S. Bancorp Fund Services, LLC
                    615 East Michigan Street, 3rd Floor
                    Milwaukee, WI  53202

                    The Funds do not consider the U.S.  Postal  Service or other independent  delivery services to be its agents.  Therefore, deposit  in the mail or with such  services,  or  receipt at
                    U.S. Bancorp Fund Services, LLC post office box, of purchase applications  or  redemption  requests  does not  constitute receipt by the transfer agent of the Funds

By Telephone        You may not make your initial purchase by telephone.

By Wire             To open an account by wire, a completed account  application is required  before your wire can be accepted.  You may mail
                    or  overnight  deliver  your  account   application  to  the
                    transfer agent. Upon receipt of your completed  application, an account will be  established  for you. The account number assigned  will be required as part of the  instruction  that should be provided to your bank to send the wire.  Your bank must  include the name of the Fund you are  purchasing,  the account  number,  and  your  name  so  that  monies  can  be correctly  applied.  Your bank should transmit funds by wire to:

                    Wire to:          U.S. Bank, N.A.
                    ABA Number:       075000022
                    Credit:           U.S. Bancorp Fund Services, LLC
                    Account: 112-952-137
                    Further Credit:   Academy Funds Trust
                                        (Shareholder Name/Account Registration)
                                        (Shareholder Account Number)

                    Wired funds must be received prior to 4:00pm Eastern time to be eligible for same day pricing.  The Funds and U.S.  Bank,
                    N.A.  are not  responsible  for the  consequences  of delays resulting  from the banking or Federal  Reserve wire system, or from incomplete wiring instructions.

To Add to an  Account:  To add to an  account,  you  may  follow  any one of the following steps:

By mail        o    Complete  the  investment  slip  that  is  included  in your account  statement  and write  your  account  number on your check.

               o    If you no longer have your investment slip, please reference your name, account number and address on your check, and the
                    Fund's name.

                                       11

               o    Make your check payable to the "Academy Funds Trust."

               o    Mail your application and check to:

                    Academy Funds Trust
                    c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701
                    Milwaukee, WI  53201-0701

               o    By overnight courier, send to:

                    Academy Funds Trust
                    c/o U.S. Bancorp Fund Services, LLC
                    615 East Michigan Street, 3rd Floor
                    Milwaukee, WI  53202

By Telephone   o    If  you   submitted  a  voided   check  with  your   account
                    application,  you will  automatically  have the privilege to purchase  additional  shares by  telephone  unless  you have declined this service on your account  application.  You may call  1-877-FUND890  (877-386-3890) to purchase shares in an existing account.

               o    Investments  made by  electronic  funds  transfer must be in amounts of at least $1,000.

By wire             Wire to:          U.S. Bank, N.A.
                    ABA Number:       075000022
                    Credit:           U.S. Bancorp Fund Services, LLC
                    Account: 112-952-137
                    Further Credit:   Academy Funds Trust
                                      (Shareholder Name/Account Registration)
                                      (Shareholder Account Number)

Timing of Request to Buy Shares.  You may purchase  each Fund's  shares at their offering price,  which is the NAV next determined after your purchase request is received in good order.  All  requests  received in good order before 4:00 p.m.,
Eastern  Time,  on a Business  Day will be executed  on that same day.  Requests received after 4:00 p.m.,  Eastern Time, on a Business Day will be processed the next Business Day at the next Business Day's NAV. A purchase request is in "good order" if it includes a completed  account  application and the dollar amount of shares to be purchased.  If you are paying with federal funds (wire), your order will be  considered  received  when the Fund or its agent  receives  the federal funds.

Each Fund,  its  Adviser  and its  Distributor  reserve  the right to reject any purchase  request for any reason.  Each Fund may accept  orders to purchase Fund shares  in-kind  with  securities,  rather  than  with  cash,  when the  offered securities are consistent  with the Fund's  investment  objectives and policies.
Acceptance of such  purchases will be at the Adviser's  discretion,  and will be valued in the same manner that each Fund uses to calculate its NAV.

Payments to Financial Advisers and Their Firms. As permitted,  the Adviser,  the
Fund,  or any of  their  agents  may  enter  into  arrangements  with  financial
intermediaries   that  market  and  sell  shares  of  the  Fund,  through  which arrangements  investors  may  purchase or redeem Fund  shares.  These  financial intermediaries  receive  compensation  for  selling  shares  of the Fund and for providing  shareholder  record keeping,  communication  and/or other shareholder services. This compensation is paid from various

                                       12

sources,  including  any 12b-1  fees  that the Fund may pay.  In  addition,  the
Adviser or other Fund agent, as applicable,  may, at its own expense, compensate financial  intermediaries  in connection  with the sale or expected sale of Fund shares. In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her. Payments
to  financial   intermediaries   may  create  an  incentive  for  the  financial
institution to recommend that you purchase Fund shares.

What is a  Financial  Intermediary?  A  financial  intermediary  is a firm  that receives  compensation for selling shares of the Fund offered in this prospectus and/or provides services to the Fund's  shareholders.  Financial  intermediaries may include,  among  others,  your broker,  your  financial  planner or advisor,
banks,   pension   plan   consultants   and   insurance   companies.   Financial
intermediaries  employ financial  advisors who deal with you and other investors on an individual basis. In addition to financial  intermediaries that market and sell Fund  shares,  certain  brokerage  firms and other  companies  that provide services of the type described above may receive fees from the Fund, the Adviser or the  Distributor  in respect of such  services.  These  companies also may be appointed  as agents  for or  authorized  by the Fund to accept on their  behalf purchase and  redemption  requests  that are received in good order.  Subject to
Fund approval,  certain of these  companies may be authorized to designate other entities  to  accept  purchase  and  redemption  orders  on  behalf of the Fund.
Although  the Fund may use  brokers  and  dealers who sell shares of the Fund to effect  portfolio  transactions,  the Fund  does not  consider  the sale of Fund shares as a factor  when  selecting  brokers  or  dealers  to  effect  portfolio transactions.

Automatic Investment Plan (AIP). To make regular investing more convenient,  you can open an AIP with an initial  investment  of $2,000 and a minimum of $100 per transaction  after you start your  plan.  You tell us how much to invest for you every  month or  quarter.  On the day you  select,  the amount is  automatically transferred  from your bank account.  There is not fee for this service,  but if there is not enough money in your bank account to cover the  withdrawal you will be charged $25 and you will be responsible for any resulting losses to the Fund.
Your AIP will be terminated if two successive transactions are rejected. If this occurs, you must call or write to reinstate your AIP. You can terminate your AIP at any time by calling  the Funds at least five  business  days before your next scheduled  withdrawal  date.  To  implement  this  plan,  please  fill  out  the appropriate area of your application,  or call 1-877-FUND890  (877-386-3890) for assistance.

HOW TO SELL SHARES
When you purchase  shares through the Funds,  you may sell the shares by any one of the methods  described below. You may elect to have redemption  proceeds sent to you by check (via  regular  mail or overnight  courier),  wire or  electronic funds  transfer.  If you elect to have your  redemption  check sent by overnight courier to the  address of record for your  account,  a $15 fee will be deducted from your redemption  proceeds.  If you elect to have your  redemption  proceeds sent by wire to a previously designated bank account, a $15 fee will be deducted from your redemption proceeds. There is no charge to have proceeds sent directly to your bank account via electronic funds transfers. Credit is usually available within 2 -3 days.

Each Fund normally pays  redemption  proceeds within two Business Days, but will be paid no more than seven days after a redemption  request is received.  If you are selling  shares you recently  paid for by check,  the Fund will pay you when your check has  cleared,  which may take up to 15 days.  Although  each Fund may delay payment on your  redeemed  shares under such  circumstances,  they will be redeemed at the NAV next determined  after your redemption  request is received.
If the Federal  Reserve Bank is closed on a day that  redemption  proceeds would ordinarily  be  wired,  wiring  the  redemption  proceeds  may  be  delayed  one additional Business Day.

By mail        o    Send a letter of  instruction  that  includes  your  account number,  the Fund name, the dollar

                                       13

                    value or number of shares  you want to  redeem,  and how and where to send the proceeds.

               o    Sign the request exactly as the shares are  registered.  All account owners must sign.

               o    Include a signature guarantee, if necessary (see below).

               o    Send your request to:

                    Regular Mail                        Overnight Courier
                    Academy Funds Trust                 Academy Funds Trust
                    c/o U.S. Bancorp Fund Services, LLC c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701                        615 East Michigan Street, 3rd
                    Floor
                    Milwaukee, WI  53201-0701           Milwaukee, WI  53202

By telephone   o    You  automatically  have the  privilege to redeem  shares by telephone  unless  you have  declined  this  option  on your account application.  See "Telephone Transactions" below for
                    information   about   possible   limitations   on  telephone
                    redemptions.

               o    Call  1-877-FUND890  (877-386-3890),  between  8:00 a.m. and
                    7:00 p.m. (Central Time).

Timing of Request to Sell Shares.  Redemption  requests received in "good order"
before the close of the NYSE  (usually  4:00 p.m.  Eastern Time) on any Business
Day will be processed at that day's NAV.  "Good order" means that all shares are paid for, and that you have included all required  documentation  along with any required signature guarantees.

Please note that each Fund may require  additional  documents for redemptions by
corporations,   executors,   administrators,   trustees,   guardians   or  other
fiduciaries.  If you  have any  questions  about  how to  redeem  shares,  or to determine if a signature  guarantee or other  documentation is required,  please call 1-877-FUND890 (877-386-3890).

Redemptions in Kind. The Funds generally pay sale (redemption) proceeds in cash.
However,  under unusual  conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders,  the Funds might pay all or part of your redemption  proceeds in liquid securities with a market value equal to the redemption price  (redemption  in-kind).  It is highly unlikely that your shares would ever be redeemed  in-kind,  but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any  redemption.  In addition,  you will continue  to be subject to the risks of any market  fluctuation  in the value of the securities you receive in-kind until you sell them.

Redemption  Fee.  Shares of the Core Equity Fund sold within 60 days of purchase will be assessed a redemption  fee of 1.0%.  Shares of the Select  Opportunities
Fund sold within 90 days of purchase will be assessed a redemption  fee of 2.0%.
These redemption fees are imposed to discourage  short-term trading and are paid to each Fund to help offset any costs associated with fluctuations in Fund asset levels and cash flow caused by short-term  shareholder  trading.  The redemption fee will not apply to shares acquired  through the  reinvestment of dividends or distributions.  The  redemption  fee will also not  apply to  employer-sponsored retirement  plans  such as  401(k)  plans,  or to other  accounts  to which  the application  of the  redemption  fee is not  technologically  feasible,  such as certain  omnibus  accounts  maintained  by a  financial  intermediary;  it will, however,  apply to custody,  trust or other fiduciary  accounts held directly by the Funds through their Transfer Agent.  The redemption fee is deducted from the proceeds of the redemption  and is paid directly to the applicable  Fund. If you bought shares in the Funds on different

                                       14

days,  the shares  held the  longest  will be  redeemed  first for  purposes  of determining whether the redemption fee applies (i.e., "first-in, first-out").

The Trust  reserves the right to modify or eliminate the  redemption  fee at any time and will give prior written notice of any material  changes to such policy, unless  otherwise  provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors,  regulatory  requirements mandated by the U.S. Securities and Exchange Commission.

Systematic  Withdrawal Plan (SWP).  You can have shares  automatically  redeemed from your account on a regular  basis by using our SWP. You may take  systematic withdrawals on a monthly or quarterly  basis,  subject to a minimum  transaction amount  of  $100.  The  proceeds  of a  withdrawal  can be sent by check to your address of record,  or sent by electronic  transfer to your bank. If you want to implement this plan, please fill out the appropriate area of your application or call 1-877-FUND890 (877-386-3890) for assistance.

Telephone Transactions.  In times of drastic economic or market conditions,  you may have difficulty redeeming shares by telephone.  Each Fund reserves the right to  temporarily  discontinue  or limit  the  telephone  purchase  or  redemption privileges  at any time during such  periods.  Each Fund  reserves  the right to refuse a telephone  redemption  request if it believes it is advisable to do so.
Each  Fund  uses  procedures  reasonably  designed  to  confirm  that  telephone redemption  instructions  are  genuine.  These may include  recording  telephone transactions,  testing  the  identity  of  the  caller  by  asking  for  account information  and sending prompt written  confirmations.  The Funds may implement other procedures from time to time. If these procedures are followed,  the Funds and  their  service  providers  will  not  be  liable  for  any  losses  due  to unauthorized or fraudulent  instructions.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Signature  Guarantees.  Each Fund will require the  signature  guarantee of each account owner in the situations  below.  Signature  guarantees will generally be
accepted  from  domestic  banks,  brokers,   dealers,  credit  unions,  national
securities exchanges, registered securities associations,  clearing agencies and savings  associations,  as well  as from  participants  in the  New  York  Stock
Exchange  Medallion   Signature  Program  and  the  Securities  Transfer  Agents
Medallion  Program  ("STAMP").  A notary public is not an  acceptable  signature guarantor.

A signature guarantee is required:

o    If ownership is changed on your account;
o    When  redemption  proceeds are sent to any person,  address or bank account not on record;
o    Written requests to wire redemption proceeds (if not previously  authorized on the account);
o    When establishing or modifying certain services on an account;
o    If a change of address was received by the  Transfer  Agent within the last
     15 days;
o    For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations  described  above,  the Funds and /or the Transfer
Agent  reserve the right to require a  signature  guarantee  in other  instances based on the circumstances relative to the particular situation.

HOW TO EXCHANGE SHARES

You can always sell shares of one Fund and use the  proceeds to purchase  shares of another Fund. In addition,  shareholders  of a Fund may exchange into Class A
Shares of the First American Prime  Obligations  Fund (the "Money Market Fund").
This exchange privilege does not constitute an offering or recommendation on the part of the Trust or the Adviser of an  investment  in the Money Market Fund and may be  changed  or  canceled  by the  Trust at any time  upon a sixty  (60) day notice. An affiliate of U.S.

                                       15

Bancorp Fund Services, LLC and the Funds' distributor,  Quasar Distributors, LLC
(the "Distributor"), advises the Money Market Fund. In addition, the Distributor is  entitled  to  receive  a fee from the  Money  Market  Fund for  distribution services at an annual rate of 0.25% of the average  daily net asset value of the shares in connection with these exchanges.

You must exchange $1,000 or more to establish an identically  registered account in the Money Market Fund. There is no charge for written exchange requests. U.S.
Bancorp Fund Services,  LLC will, however,  charge a $5.00 fee for each exchange transaction  that is requested by telephone.  When exchanging from a Fund to the
Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange.  When  exchanging  less than all of the balance from the Money Market Fund,  your exchange  proceeds will exclude  accrued and unpaid income  from the  Money  Market  Fund  through  the date of the  exchange.  When exchanging  your entire balance from the Money Market Fund,  accrued income will automatically  be exchanged  into a Fund when the income is  collected  and paid from the Money Market Fund at the end of the month.

VALUATION OF PORTFOLIO SECURITIES AND USE OF FAIR VALUE PRICING

The net  asset  value  (NAV)  for one Fund  share is the  value of that  share's portion  of all of the net  assets  of a Fund.  In  calculating  NAV,  each Fund generally values its investment  portfolio at market price. If market prices are not readily  available or a Fund  reasonably  believes that they are unreliable, such as in the case of a security  value that has been  materially  affected  by events occurring after the relevant market closes, the Fund is required to price those  securities  at fair  value as  determined  in good  faith  using  methods approved by the Funds' Board of Trustees.  These methods are implemented through the Funds' Fair Value Pricing  Committee,  members of which are appointed by the
Board of Trustees.  The Funds'  determination  of a security's  fair value price often  involves the  consideration  of a number of  subjective  factors,  and is therefore  subject to the unavoidable risk that the value that a Fund assigns to a  security  may be  higher or lower  than the  security's  value  would be if a reliable market quotation for the security was readily available.

Although the Funds invest  primarily  in the stocks of U.S.  companies  that are traded on U.S.  exchanges,  there may be limited  circumstances  in which a Fund would price  securities at fair value - for example,  if the exchange on which a portfolio  security  is  principally  traded  closed  early or if  trading  in a particular  security  was halted  during the day and did not resume prior to the time the Fund calculated its NAV.

With  respect  to any  non-U.S.  securities  held by a Fund,  the  Fund may take
factors   influencing   specific  markets  or  issuers  into   consideration  in
determining  the fair value of a  non-U.S.  security.  International  securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any  international  securities  owned by the Fund may be  significantly affected on days when investors cannot buy or sell shares.  In addition,  due to the difference in times between the close of the  international  markets and the time the Fund  prices  its  shares,  the value the Fund  assigns  to  securities generally  will not be the  same as the  quoted  or  published  prices  of those securities on their  primary  markets or exchanges.  In  determining  fair value prices,  the Fund may consider the  performance  of  securities on their primary
exchanges,   foreign  currency   appreciation/depreciation,   securities  market
movements  in  the  U.S.,  or  other  relevant  information  as  related  to the securities.

OTHER POLICIES
Market  Timing  Policies and  Procedures.  The Funds are intended for  long-term investment  purposes only and discourage  shareholders  from engaging in "market timing" or other types of excessive  short-term  trading.  This frequent trading
into  and  out  of  the  Funds  may  present  risks  to  the  Funds'   long-term
shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient  implementation of the Funds' investment strategies, triggering the

                                       16

recognition  of  taxable  gains  and  losses  on the  sale of Fund  investments, requiring  the  Funds  to  maintain  higher  cash  balances  to meet  redemption requests, and experiencing increased transaction costs.

Because the Academy Select  Opportunities  Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV,  the risks posed by frequent  trading may have a greater  potential  to dilute the value of the Fund shares held by long-term  shareholders  than a fund investing solely in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines  its NAV,  certain  investors may seek to take  advantage of the fact that there will be a delay in the  adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes  referred to as
"price"  or "time  zone"  arbitrage).  Shareholders  who  attempt  this  type of arbitrage  may  dilute  the value of the  Fund's  shares by virtue of their Fund share transaction,  if those prices do not reflect the fair value of the foreign securities.  Although the Fund has  procedures  designed to  determine  the fair value of foreign  securities  for purposes of  calculating  its NAV when such an event has occurred, fair value pricing,  because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more  information  on how the Fund uses fair value  pricing,  see  "Valuation of
Portfolio Securities and Use of Fair Value Pricing."

In addition,  because the Academy Select Opportunities Fund invests in small/mid cap  securities  that  often may trade in lower  volumes,  changes to the Fund's holdings in response to frequent trading by certain  shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.

The Funds' service  providers will take steps reasonably  designed to detect and deter  frequent  trading by  shareholders  pursuant to the Funds'  policies  and procedures  described  in this  Prospectus  and  approved by the Funds' Board of
Trustees.  For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent  they  believe an  investor  or group of  investors  is attempting to evade  detection  under the Funds'  policies and procedures by the use of multiple accounts. The Funds' policies and procedures include:

o    The  imposition  of a redemption  fee for all shares sold within 60 days of purchase  with  respect  to the  Academy  Core  Equity  Fund and 90 days of purchase with respect to the Academy Select Opportunities Fund.

o    Any shareholder  that is confirmed to have initiated 4 or more exchanges or liquidating  redemptions,  all equal to or  greater  than  $10,000 in value within a 90-day period will receive a warning.  If subsequent activity of 4 or more  exchanges or  liquidating  redemptions  occurs within 90 days, the shareholder  will not be  permitted  to purchase  additional  shares of the
     Fund.

The Funds and/or their  service  providers  seek to apply these  policies to the best of their  abilities  uniformly  and in a manner they believe is  consistent with the  interests  of the Funds'  long-term  shareholders.  The Funds will not knowingly  accommodate  frequent  purchases and redemptions by Fund shareholders except  for  purchases  and  redemptions  made  through  the  Funds'  Systematic
Investment/Withdrawal Plans, as described in this Prospectus.

Although these policies are designed to deter  frequent  trading,  none of these measures alone nor all of them taken  together  eliminate the  possibility  that frequent  trading in the Funds will occur,  particularly  with respect to trades placed  by  shareholders  that  invest  in the Funds  through  omnibus  accounts
maintained   by  brokers,   retirement   plan   accounts  and  other   financial
intermediaries.  The Funds' and their service  providers'  access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited.  As a result,  the Funds cannot assure that

                                       17

their  policies  will be enforced  with regard to those Fund shares held through such omnibus  arrangements (which may represent a majority of Fund shares),  and as a  result,  frequent  trading  could  adversely  affect  the  Funds and their long-term  shareholders as discussed  above.  In addition,  if you own your Fund shares through an omnibus  account  maintained by a broker,  retirement  plan or other financial intermediary,  it is possible that your financial intermediary's policies regarding  frequent trading may differ from those of the Funds.  Please contact your financial intermediary for more information.

Customer  Identification  and  Verification.  To help the  government  fight the funding of terrorism and money laundering  activities,  federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account,  the Funds will ask your name, address,  date of birth,  and  other  information  that will  allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons  opening a mutual fund account.  The Funds are required by law to reject your new account application if the required  identifying  information is not provided. In certain instances,  the Funds are required to collect documents to fulfill their legal  obligation.  Documents  provided in connection with your application  will be used solely to establish and verify a customer's  identity.
Attempts to collect the missing information  required on the application will be performed by either  contacting  you or, if  applicable,  your  broker.  If this information is unable to be obtained within a reasonable  timeframe  established in the sole discretion of the Funds, your application will be rejected.

Upon  receipt  of your  application  in  proper  form  (or upon  receipt  of all identifying  information  required on the application),  your investment will be accepted and your order will be processed at a Fund's next determined NAV.

However,  the Funds reserve the right to close or liquidate  your account at the then-current  day's price and remit proceeds to you via check if they are unable to verify your  identity.  Attempts to verify your  identity  will be  performed within a reasonable  timeframe  established in the sole  discretion of the Funds
(generally,  5 business days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance,  you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Shares of the Funds  have not been  registered  for sale  outside  of the United
States.  The Academy  Funds  generally do not sell shares to investors  residing outside the United  States,  even if they are United  States  citizens or lawful permanent residents,  except to investors with United States military APO or FPO addresses.

Anti-Money Laundering Program.  Customer identification and verification is part of the Funds' overall  obligation to deter money  laundering  under federal law.
The Funds have adopted an anti-money  laundering  compliance program designed to prevent  the Funds from  being used for money  laundering  or the  financing  of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii)  involuntarily  close your account in cases of threatening conduct or suspected  fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund  management,  they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by  governmental  or law  enforcement  authority.  If your account is closed at the request of governmental  or law enforcement  authority, you may not receive  proceeds  of the  redemption  if the Funds are  required to withhold such proceeds.

Householding.  In order to reduce  expenses,  the Funds  deliver  one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more  shareholders  at a shared  address  (householding).  If you do not wish to participate in householding, please indicate this preference on your

                                       18

new account application (if you are opening a new account) or call 1-877-FUND890
(877-386-3890)  to change the status of your  existing  account.  You may change your status at any time.

DISTRIBUTIONS AND TAXES
Distributions.  Each  Fund  intends  to  qualify  and elect to be  treated  as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated  investment company,  each Fund generally pays no federal income tax on the income and gains it distributes to you.  Dividends and capital gains,  if any, are paid semi-annually. The amount of any distribution will vary, and there is no  guarantee  a Fund will pay either an income  dividend  or a capital  gain distribution.  We  automatically  reinvest all  dividends  and any capital gains unless you  indicate  otherwise.  If you elect to receive  distributions  and/or capital  gains paid in cash,  and the U.S.  Postal  Service  cannot  deliver the check, or if a check remains  outstanding for six months,  the Fund reserves the right to reinvest the distribution check in your account,  at the Fund's current net asset value, and to reinvest all subsequent distributions.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you received in the previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement,  each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However,  when necessary,  the Funds will send you a corrected
Form 1099-DIV to reflect reclassified information.

Avoid  "Buying A Dividend."  If you are a taxable  investor and invest in a Fund shortly before the record date of a taxable distribution,  the distribution will lower the value of the Fund's shares by the amount of the  distribution  and, in effect,  you will receive some of your  investment back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares.  A portion of income  dividends  designated  by a Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

A sale or  redemption  of Fund  shares is a taxable  event and,  accordingly,  a capital gain or loss may be recognized.

By law, if you do not provide the Funds with your proper taxpayer identification number  and  certain  required  certifications,  you may be  subject  to  backup withholding on any distributions of income,  capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do
so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund  distributions  and gains  from the sale or  exchange  of your Fund  shares generally  are subject to state and local  taxes.  If a Fund  qualifies  to pass through to you the tax benefits from foreign  taxes it pays on its  investments, and elects to do so, then any foreign taxes it pays on these  investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S.  withholding  and  estate  tax,  and are  subject to  special  U.S.  tax certification requirements.

                                       19

This  discussion of  "Distributions  and Taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax  situation  is unique,  you should consult  your tax  professional  about  federal,  state,  local or  foreign  tax consequences before making an investment in a Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No  financial  information  is  presented  for the  Funds  because  they had not commenced operations prior to the date of this Prospectus.

                                       20

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you want more  information  about the  Funds,  the  following  documents  are available free, upon request:

SHAREHOLDER REPORTS
Additional  information  about each Fund's  investments will be available in the
Funds' annual and semi-annual  reports to  shareholders.  As of the date of this
Prospectus,  annual and  semi-annual  reports are not yet available  because the
Funds have not commenced operations. When available, the Funds' annual report to shareholders  will include a discussion of the market  conditions and investment strategies that  significantly  affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides  more  information  about the Funds and is legally part of this
Prospectus (i.e., it is incorporated by reference).

HOW TO OBTAIN DOCUMENTS
You may obtain free copies of the Funds' annual and  semi-annual  reports,  when
available,    and   the   SAI    through    the    Fund's    internet    website
(www.theacademyfunds.com) or by calling 1-877-FUND890 (877-386-3890).

You may also review and copy information about the Funds,  including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange
Commission (the "SEC") in Washington,  D.C. You may obtain information about the
operations  of  the  SEC's  Public   Reference   Room  by  calling  the  SEC  at
1-202-551-8090. You may obtain copies of reports and other information about the
Fund for a fee, by electronic  request at  publicinfo@sec.gov  or by writing the
SEC's Public Reference Section,  Washington,  D.C. 20549-0102;  or for free from the EDGAR Database on the SEC's website at www.sec.gov.

FUND SYMBOLS
                                                                       CUSIP
Academy Core Equity Fund                                             004006102
Academy Select Opportunities Fund                                    004006201

Academy Funds Trust Investment Company Act File No. 811-22135.

                               ACADEMY FUNDS TRUST
                            Academy Core Equity Fund
                        Academy Select Opportunities Fund

                       Statement of Additional Information
                                December 31, 2007

                               615 E. Michigan St.
                               Milwaukee, WI 53202
                                 1-877-386-3890
                             www.theacademyfunds.com

     This Statement of Additional  Information  ("SAI")  describes shares of the
Academy  Core Equity Fund and the Academy  Select  Opportunities  Fund (each,  a
"Fund" and collectively,  the "Funds"),  which are series of Academy Funds Trust
(the "Trust"). Currently, the Funds offer only Investor Class Shares. The Funds'
investment adviser is Academy Asset Management LLC (the "Adviser").

     This SAI  supplements  the  information  contained  in the  Funds'  current
Prospectus,  dated  December 31,  2007,  as it may be amended from time to time.
This SAI  should be read in  conjunction  with the  Prospectus.  This SAI is not itself a prospectus but is, in its entirety,  incorporated by reference into the
Prospectus.  A  Prospectus  may be  obtained  by writing  or calling  the Funds'
distributor, Quasar Distributors, LLC (the "Distributor"),  at the above address or by calling the above phone number.  The Fund's annual report to  shareholders will be available by request, without charge, by calling 1-877-386-3890.

------------------------------------------------------------------------------------------------------------
                                TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------
                                                         Page                                           Page
---------------------------------------------- ------ ---------------------------------------------- -------
Organization and Classification                   2   Capital Structure                                  24
---------------------------------------------- ------ ---------------------------------------------- -------
Investment Restrictions and Policies              2   Purchase and Redemption of Shares                  24
---------------------------------------------- ------ ---------------------------------------------- -------
Investment Strategies and Risks                   4   Determining Offering Price and Net Asset Value     26
---------------------------------------------- ------ ---------------------------------------------- -------
Disclosure of Portfolio Holdings Information     15   Distributions and Taxes                            26
---------------------------------------------- ------ ---------------------------------------------- -------
Management of the Trust                          16   Performance Information                            35
---------------------------------------------- ------ ---------------------------------------------- -------
Investment Adviser and Other Service Providers   20   Financial Statement and Report of Independent
                                                      Registered Public Accounting Firm                  35
---------------------------------------------- ------ ---------------------------------------------- -------
Portfolio Managers                               22   Principal Holders                                  41
---------------------------------------------- ------ ---------------------------------------------- -------
Trading Practices and Brokerage                  23
---------------------------------------------- ------ ---------------------------------------------- -------

                                       1

                         ORGANIZATION AND CLASSIFICATION

     The Trust is an open-end  investment  management company  established under
Delaware law as a Delaware  statutory  trust on October 17, 2007.  The Agreement and Declaration of Trust permits the Trust to offer separate series ("funds") of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each Fund's portfolio of assets is "non-diversified"
as defined by the Investment Company Act of 1940, as amended ("1940 Act").

     Each Fund is a separate mutual fund, and each share of each fund represents an equal proportionate  interest in that fund. All consideration received by the
Trust for shares of any fund and all assets of such fund  belong  solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i)
operating  expenses,  including  fees  of its  service  providers,  expenses  of preparing prospectuses for existing  shareholders,  proxy solicitation materials and reports to  shareholders,  costs of custodial  services  charges,  taxes and organization  expenses  and (ii)  other  expenses,  including  audit  and  legal expenses.  Expenses  attributable to a specific fund shall be payable solely out of the assets of that fund.  Expenses not  attributable  to a specific  fund are allocated across all of the funds on the basis of relative net assets.

                      INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

     There can be no assurance that the Funds will achieve their objectives. The
Funds'  investment  objectives and policies,  and their  associated  risks,  are discussed  below and in the Funds'  Prospectus,  which should be read  carefully before an investment is made. All investment  objectives and investment policies not  specifically  designated as fundamental may be changed without  shareholder approval.  Additional information about the Funds and their policies is provided below.

Fundamental Investment Restrictions

     The investment  restrictions set forth below have been adopted by the Trust as fundamental  policies that cannot be changed without the affirmative  vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds. All other investment policies or practices of the Funds are considered by the Trust  non-fundamental  and,  accordingly,  may be changed without shareholder  approval.  For purposes of the 1940 Act, a "majority of the outstanding  voting securities" means the lesser of the vote of: (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding  shares of the Fund are present or represented by proxy, or (ii)
more than 50% of the shares of a Fund.

Each Fund may not:

     (1)  borrow money or issue senior  securities,  except as the 1940 Act, any rules or orders thereunder, or U.S. Securities and Exchange Commission
          ("SEC") staff interpretation thereof, may permit;

     (2)  underwrite the securities of other issuers,  except that it may engage in transactions  involving the  acquisition,  disposition or resale of
          its  portfolio   securities  under   circumstances  where  it  may  be
          considered to be an  underwriter  under the Securities Act of 1933, as amended (the "1933 Act");

     (3)  purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Fund from investing in

                                       2

          issuers which invest, deal or otherwise engage in transactions in real estate or  interests  therein,  or investing  in  securities  that are secured by real estate or interests therein;

     (4)  make loans,  provided that this  restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to  broker/dealers  or institutional  investors and  investing  in  loans,  including  assignments  and  participation interests;

     (5)  make investments that will result in the  concentration  (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff  interpretation  thereof) of its total assets in  securities  of
          issuers  in  any  one  industry  (other  than  securities   issued  or
          guaranteed  by  the  U.S.   government  or  any  of  its  agencies  or
          instrumentalities or securities of other investment companies); and

     (6)  purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder,  unless acquired as a result  of  ownership  of  securities  or other  instruments  and provided that this restriction does not prevent the Fund from engaging in  transactions  involving  futures  contracts and options thereon or investing in securities that are secured by physical commodities.

Non-Fundamental Investment Restrictions

     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectus,  each Fund will be subject to the following investment restrictions, which are considered  non-fundamental and may be changed by the Trust's Board of
Trustees (the "Board") without shareholder approval.

     (1)  Each Fund may not invest more than 15% of its respective net assets in securities that it cannot sell or dispose of in the ordinary course of business  within  seven days at  approximately  the value at which the
          Fund has valued the investment.

     (2)  Each  Fund is  permitted  to  invest  in other  investment  companies, including open-end,  closed-end or unregistered  investment companies, either  within the  percentage  limits set forth in the 1940 Act,  any rule or order  thereunder,  or SEC staff  interpretation  thereof,  or without  regard  to  percentage  limits in  connection  with a merger, reorganization, consolidation or other similar transaction.

Portfolio Turnover

     The  Academy  Core Equity  Fund is  generally  expected to have a portfolio turnover rate below 100%. The Academy Select  Opportunities  Fund is expected to have a portfolio  turnover  rate in excess of 100%.  Portfolio  trading  will be undertaken principally to accomplish the Funds' investment objectives. Each Fund is free to dispose of  portfolio  securities  at any time,  subject to complying with the Internal  Revenue  Code (the "Code") and the 1940 Act,  when changes in circumstances  or conditions  make such a move  desirable in light of the Fund's investment  objective.  Therefore,  the Funds will not  attempt to achieve or be limited to a predetermined rate of portfolio turnover.

     The portfolio  turnover rate tells you the amount of trading  activity in a
Fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Fund's  investments  held at the beginning of a year were replaced by the end of the year, or if a single  investment  was frequently  traded.  The turnover rate also may be affected by cash  requirements  from purchases and  redemptions of a
Fund's  shares.  A high  rate of  portfolio  turnover  in any year may  increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

                                       3

                         INVESTMENT STRATEGIES AND RISKS

The following  information  relates to and  supplements  the  description of the
Fund's investment  strategies and risks that are contained in the Prospectus and includes  descriptions of permitted investments and investment practices as well as associated risk factors.  Unless otherwise  noted, the following  investments are non-principal investments of the Funds.

American  Depositary  Receipts  (ADRs).  ADRs as well as other "hybrid" forms of
ADRs,  including  European  Depositary  Receipts  (EDRs) and  Global  Depositary
Receipts (GDRs),  are certificates  evidencing  ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored.  These certificates are issued by depository  banks and generally trade on an established  market in the United States or  elsewhere.  The  underlying  shares are held in trust by a custodian  bank or similar  financial  institution in the issuer's home country.
The depository bank may not have physical  custody of the underlying  securities at all times and may charge  fees for  various  services,  including  forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing  the  underlying  foreign  securities in their  national  markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments  in the  securities  of  foreign  issuers  may  subject  a  Fund  to investment  risks that differ in some respects from those related to investments in securities of U.S.  issuers.  Such risks include future adverse political and economic  developments,  possible  imposition  of  withholding  taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment  of  exchange  controls  or  taxation  at the  source  or  greater fluctuation  in value due to  changes  in  exchange  rates.  Foreign  issuers of securities often engage in business  practices  different from those of domestic issuers  of  similar  securities,  and  there may be less  information  publicly available about foreign  issuers.  In addition,  foreign issuers are,  generally speaking,  subject to less  government  supervision and regulation and different accounting treatment than are those in the United States.

Although  the  two  types  of  depositary  receipt  facilities  (unsponsored  or sponsored) are similar,  there are  differences  regarding a holder's rights and obligations and the practices of market participants. A depository may establish an  unsponsored  facility  without  participation  by (or  acquiescence  of) the underlying  issuer;  typically,  however,  the  depository  requests a letter of non-objection  from the underlying  issuer prior to  establishing  the facility.
Holders of unsponsored  depositary  receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying  securities,  the  conversion of dividends  into U.S.  dollars or other currency, the disposition of non-cash  distributions,  and the performance of other services. The depository of an unsponsored facility frequently is under no  obligation  to  distribute  shareholder  communications  received  from  the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as  unsponsored  facilities,  except  that  sponsored  depositary  receipts  are established  jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying  issuer,  the depository,  and the depositary  receipt holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the  depositary  receipts  (such as dividend  payment  fees of the  depository), although  most  sponsored  depositary  receipts  holders  may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored depositary receipts agree to distribute notices of shareholder  meetings,  voting instructions,  and other  shareholder  communications  and  information to the  depositary  receipt holders at the underlying issuer's request.

                                       4

Borrowing.  The Funds may borrow money, but have no current  intention to do so.
Each Fund may borrow money to facilitate  management of the Fund's  portfolio by enabling the Fund to meet redemption  requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and the Fund will seek to repay such borrowings promptly.

As required by the 1940 Act, each Fund must maintain  continuous  asset coverage
(total assets,  including assets acquired with borrowed funds,  less liabilities exclusive of borrowings) of 300% of all amounts  borrowed.  If, at any time, the value of a Fund's assets should fail to meet this 300% coverage  test, the Fund, within three days (not including  Sundays and holidays),  will reduce the amount of  its  borrowings  to  the  extent  necessary  to  meet  this  300%  coverage.
Maintenance  of this  percentage  limitation may result in the sale of portfolio securities at a time when investment  considerations  otherwise indicate that it would be disadvantageous to do so.

In addition  to the  foregoing,  each Fund is  authorized  to borrow  money as a temporary  measure for  extraordinary  or  emergency  purposes in amounts not in excess of 5% of the value of the Fund's  total  assets.  This  borrowing  is not subject  to  the  foregoing  300%  asset  coverage  requirement.  Each  Fund  is authorized to pledge  portfolio  securities as the Adviser deems  appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the  securities  purchased  with the borrowed  funds.  Each Fund may borrow  at  times  to  meet  redemption  requests  rather  than  sell  portfolio securities to raise the necessary  cash.  Borrowing can involve  leveraging when securities  are  purchased  with the  borrowed  money.  The use of leverage  can amplify the effects of market  volatility  on a Fund's  share price and make the
Fund's returns more volatile  because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's  portfolio  securities.  The use of leverage may also cause a Fund to liquidate  portfolio  positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities.  As part of their principal investment strategies,  the Funds
invest  in  equity  securities,   primarily  common  stocks.  Equity  securities
represent  ownership  interests  in a company  and  consist  of  common  stocks, preferred stocks,  warrants to acquire common stock, and securities  convertible into common stock.  Investments  in equity  securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity  securities in which a fund invests will cause the net asset value ("NAV") of a fund to fluctuate.  The Funds may purchase equity  securities traded in the United  States on  registered  exchanges  or the  over-the-counter market.  The Funds also may purchase  equity  securities  traded  outside of the
United  States on  registered  exchanges  or  over-the  counter  market.  Equity securities are described in more detail below:

     o    Common Stock. As part of their principal  investment  strategies,  the
          Funds invest in common  stock.  Common stock  represents  an equity or ownership  interest in an issuer. In the event an issuer is liquidated or declares  bankruptcy,  the claims of owners of bonds and  preferred stock take precedence over the claims of those who own common stock.

     o    Preferred  Stock.  Preferred  stock  represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence  over common stock in the payment of dividends.  In the event an issuer is  liquidated or declares  bankruptcy,  the claims of owners  of bonds  take  precedence  over the  claims  of those who own preferred and common stock.

     o    Warrants.  Warrants are instruments  that entitle the holder to buy an equity  security  at a specific  price for a specific  period of time.
          Changes in the value of a warrant  do not  necessarily  correspond  to changes  in the  value  of its  underlying  security.  The  price of a warrant  may be  more  volatile  than  the  price  of  its  underlying security,  and a  warrant  may offer  greater  potential

                                       5

          for  capital  appreciation  as well as capital  loss.  Warrants do not entitle a holder to  dividends  or voting  rights with  respect to the underlying  security and do not  represent any rights in the assets of the  issuing  company.  A warrant  ceases  to have  value if it is not exercised  prior  to its  expiration  date.  These  factors  can  make warrants more speculative than other types of investments.

     o    Convertible Securities.  Convertible securities are bonds, debentures, notes,  preferred  stocks or other securities that may be converted or exchanged  (by  the  holder  or by  the  issuer)  into  shares  of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption  or  conversion  by the issuer after a particular  date and under certain circumstances  (including a specified price) established upon issue.  If a  convertible  security  held by a Fund is called for redemption or conversion,  the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

          Convertible  securities generally have less potential for gain or loss than common stocks.  Convertible  securities  generally provide yields higher than the  underlying  common stocks,  but generally  lower than comparable  nonconvertible  securities.  Because of this higher yield,
          convertible   securities   generally  sell  at  a  price  above  their
          "conversion  value," which is the current market value of the stock to be received upon  conversion.  The difference  between this conversion value  and the  price of  convertible  securities  will vary over time depending on changes in the value of the underlying  common stocks and interest  rates.  When the underlying  common stocks decline in value, convertible  securities  will tend not to decline  to the same  extent because of the  interest or dividend  payments  and the  repayment  of principal at maturity  for certain  types of  convertible  securities.
          However,  securities that are convertible  other than at the option of the holder  generally do not limit the  potential for loss to the same extent as securities convertible at the option of the holder. When the underlying  common  stocks  rise in value,  the  value of  convertible securities  may  also be  expected  to  increase.  At the  same  time, however,  the  difference  between  the  market  value of  convertible securities and their  conversion  value will narrow,  which means that the value of convertible securities will generally not increase to the same  extent as the value of the  underlying  common  stocks.  Because convertible  securities  may also be  interest-rate  sensitive,  their value may  increase  as interest  rates fall and  decrease as interest rates rise.  Convertible  securities  are also subject to credit risk, and are often lower-quality securities.

     o    Small and Mid Cap Issuers.  The Select  Opportunities  Fund invests in small and mid cap issuers. Investing in equity securities of small and mid cap  companies  often  involves  greater risk than is  customarily associated with investments in companies with larger  capitalizations.
          This  increased  risk  may be due to the  greater  business  risks  of smaller size, limited markets and financial resources,  narrow product lines and frequent  lack of depth of  management.  The  securities  of smaller companies are often traded in the over-the-counter  market and even if listed on a national  securities  exchange the trading  market
          (i.e.,  the volume of trades on any given day) for such securities may be  less  active  than  larger  companies  listed  on  that  exchange.
          Consequently,  the  securities of these  companies may be less liquid, may have limited market  stability,  and may be subject to more abrupt
          or  erratic  market   movements  than   securities  of  larger,   more
          established  growth companies or the market averages in general.  As a result,  the prices of the smaller companies owned by the Funds may be volatile,  and the price  movements of the Funds'  shares will reflect that volatility.

Foreign Securities. As part of their principal investment strategies,  the Funds may  invest in foreign  common  stocks.  Each Fund may invest in other  types of foreign securities as part of their nonprincipal investment strategies.  Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S.  banks and of foreign  banks,  including,  without  limitation,
European Certificates of

                                       6

Deposit,  European Time Deposits,  European Bankers' Acceptances,  Canadian Time
Deposits,  Europaper and Yankee  Certificates  of Deposit,  and  investments  in
Canadian  Commercial  Paper  and  foreign  securities.  These  instruments  have investment  risks that differ in some respects from those related to investments in  obligations  of U.S.  domestic  issuers.  Such risks include  future adverse political and economic  developments,  the possible  imposition  of  withholding taxes on  interest  or  other  income,  possible  seizure,  nationalization,  or expropriation  of foreign  deposits,  the  possible  establishment  of  exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange  rates, or the adoption of other foreign  governmental  restrictions which might  adversely  affect the  payment of  principal  and  interest on such obligations.  Such  investments may also entail higher  custodial fees and sales
commissions  than  domestic  investments.   Foreign  issuers  of  securities  or
obligations  are often  subject to  accounting  treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less  stringent  reserve  requirements  than  those  applicable  to  domestic branches of U.S. banks.

Fixed  Income  Securities.   A  Fund  may  invest  in  fixed-income  securities.
Fixed-income   securities   consist  of  bonds,   notes   debentures  and  other
interest-bearing securities that represent indebtedness. The market value of the fixed-income  investments  in which a Fund  invests  will  change in response to interest  rate changes and other  factors.  During  periods of falling  interest rates,  the  values  of  outstanding  fixed-income  securities  generally  rise.
Conversely,  during  periods  of  rising  interest  rates,  the  values  of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also generally  subject  to  greater  market  fluctuations  as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income security  and in the  ability  of an issuer to make  payments  of  interest  and principal  also affect the value of these  investments.  Changes in the value of these  securities  will not  necessarily  affect cash income  derived from these securities but will affect a Fund's net asset value.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and  purchase  by another  party of a  specified  amount of a specific security or commodity at a specified  future time and at a specified  price.  An option on a futures  contract  gives the purchaser the right,  in exchange for a premium,  to assume a position in a futures  contract  at a  specified  exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures  contract only by entering into futures  contracts that are traded on a national  futures  exchange  regulated  by the  Commodities
Futures  Trading  Commission  ("CFTC").  A Fund may use  futures  contracts  and related options for bona fide hedging; attempting to offset changes in the value of securities  held or expected to be acquired or be disposed of;  attempting to minimize  fluctuations in foreign  currencies;  attempting to gain exposure to a particular market, index or instrument;  or other risk management  purposes.  To the  extent a Fund uses  futures  and/or  options on  futures,  it will do so in accordance  with Rule 4.5 of the Commodity  Exchange Act ("CEA").  The Trust, on
behalf of each Fund,  has filed a notice of  eligibility  for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore,  no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the  difference  between the index value at the close of trading of the contract and the price at which the futures  contract is originally  struck.
No physical delivery of the securities  comprising the index is made;  generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures  contract,  or sells an option thereon, the Fund is required to "cover" its  position in order to limit  leveraging  and related  risks.  To cover its  position,  a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid  securities  that,  when added to any  amounts  deposited  with a futures commission

                                       7

merchant as margin,  are equal to the market  value of the  futures  contract or otherwise  "cover" its position in a manner  consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described  securities  trading  practices and properly  segregates  assets,  the segregated  account will function as a practical limit on the amount of leverage which the Fund may undertake and on the  potential  increase in the  speculative character of the Fund's outstanding  portfolio  securities.  Additionally,  such segregated  accounts will generally assure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

A Fund may also cover its long  position in a futures  contract by  purchasing a put option on the same futures  contract with a strike price (i.e.,  an exercise price)  as high or  higher  than  the  price  of the  futures  contract.  In the alternative,  if the  strike  price  of the put is less  than  the  price of the futures contract,  the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference  between the strike price of the put and the price of the futures  contract.  A Fund may also cover its long position in a futures  contract by taking a short position in the instruments  underlying the futures  contract,  or by taking  positions in instruments with prices which are expected to move relatively  consistently with the futures contract.  A Fund may cover its short position in a futures  contract by taking a long position in the  instruments  underlying the futures  contracts,  or by taking  positions in instruments with prices which are expected to move relatively  consistently with the futures contract.

A Fund may cover its sale of a call  option  on a futures  contract  by taking a long position in the underlying  futures  contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the  underlying  futures  contract is established at a price greater than the strike price of the written  (sold) call, the Fund will maintain in a segregated account cash or liquid  securities equal in value to the difference  between the strike price of the call and the price of the futures contract.  A Fund may also cover its sale of a call option by taking  positions in instruments  with prices which are expected to move relatively  consistently with the call option. A Fund may cover  its sale of a put  option  on a  futures  contract  by taking a short position in the underlying  futures contract at a price greater than or equal to the strike price of the put option,  or, if the short position in the underlying futures  contract is  established  at a price less than the strike  price of the written  put,  the Fund will  maintain in a  segregated  account  cash or liquid securities equal in value to the difference  between the strike price of the put and the price of the futures  contract.  A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant  risks  associated with a Fund's use of futures  contracts and  related  options,  including  the  following:  (1) the success of a hedging strategy may depend on the Adviser's  ability to predict movements in the prices of  individual  securities,  fluctuations  in markets and  movements in interest rates;  (2) there may be an imperfect or no  correlation  between the changes in market  value of the  securities  held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange;  and (5)  government  regulations  may  restrict  trading  in  futures contracts and options on futures.  In addition,  some strategies reduce a Fund's exposure  to price  fluctuations,  while  others  tend to  increase  its  market exposure.

Options.  A Fund may  purchase  and write put and call  options  on  securities, currencies or indices and enter into related closing transactions.  A put option on a security  gives the  purchaser  of the  option  the right to sell,  and the writer of the option the obligation to buy, the underlying  security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy,  and the writer of the option the  obligation  to sell, the underlying  security at any time during the option period.  The premium paid to the writer is the  consideration  for undertaking  the obligations  under the option contract.

                                       8

Writing Put Options. Each Fund may write (that is, sell) put options to purchase underlying  instruments,  which  for the Fund  could be a  security,  securities index,  or non-U.S.  currency.  When a Fund  writes a put option,  it assumes an obligation to purchase the underlying  instrument at a set exercise price at any time  selected  by the  purchaser  of the option  during the stated  term of the option. (For certain non-U.S. options, including European options, the purchaser may  exercise  the option  only at the  termination  date of the  option.)  As a registered  investment company, a Fund is required to cover its obligation under the put option to avoid having the put option be treated as a "senior  security"
issued by the Fund, which would violate Section 18(f) of the Investment  Company
Act of 1940,  as  amended  (the  "1940  Act").  A Fund may cover its put  option obligation, in several alternate ways, as follows:

     (1) by segregating liquid assets of the Fund that are equal to the exercise price  times the number of  underlying  instrument(s)  which the put option requires the Fund to purchase  (which equates to the notional amount of the put option); or

     (2) through an offsetting  investment position,  by purchasing a put option for the same  underlying  instrument(s)  with an exercise price that is the same or higher  than the  exercise  price of the put option  which the Fund sold (and an option  termination date that is the same as or later than the option termination date of the put option the Fund sold); or

     (3) through an offsetting  investment  position,  by selling short the same underlying instrument(s) at the same or higher sale price than the exercise price of the put  option  the Fund sold (and a short  sale date that is the same as or later  than the  option  termination  date of the put option the
     Fund sold) (see, however, the Note below); or

     (4) by  using a  combination  of  these  segregated  liquid  assets  and/or offsetting positions to cover the Fund's put option obligation.

Note: the short sale, itself, if it is not otherwise  covered,  would be treated as a prohibited  "senior security," because it is not covered by the sale of the put option. The short sale is not covered by the sale of the put option, because the put  option  does  not give the Fund  the  right to  obtain  the  underlying instrument(s), which the Fund is required to deliver to the short sale purchaser on the sale date of the short sale. Only under the right  circumstances does the put option result in cover for the short sale.  The current  market price of the underlying  instrument(s)  will  determine  whether the put option the Fund sold will be exercised and the short sale will be covered:

     (a) if the current market price of the underlying instrument(s) is equal to or more than the put  option  exercise  price,  it is  likely  that the put option will not be  exercised  and the Fund will not be able to go into the market and purchase the  underlying  instrument(s)  to deliver on its short sale obligation at the short sale price or less, which means the short sale is not covered; but

     (b) if the current  market price of the  underlying  instrument(s)  is less than the put option  exercise  price, it is likely that the put option will be exercised,  the Fund will purchase and hold the underlying instrument(s)
     at the put  option  exercise  price  that is same as or less than the short sale price and can deliver the underlying  instrument(s)  to meet its short sale  obligation at the short sale price or less. The Fund,  however,  will have  purchased the underlying  instrument(s)  at a price that is more than the current market price,  which means that the Fund will be covered on its put option  obligation and its short sale obligation,  but this will reduce or  negate  the  value of its short  sale  position,  as the Fund will have already purchased the underlying instrument(s) at a price that is more than the current  market  price.  Without  the put  option,  the Fund could have purchased the underlying  instrument(s) at the current low market price and realized the full  difference  between the current low market price and the greater short sale price.

                                       9

A short sale, itself, is required to be covered by

     (1)  segregating  liquid  assets of the Fund that are equal to the  current market price of the  underlying  instrument(s)  (marked to market daily) at which  the Fund will  have to  purchase  the  underlying  instrument(s)  to deliver to the short sale purchaser on the sale date of the short sale; or

     (2) owning the  underlying  instrument(s)  (or for an index, a portfolio of stocks substantially  replicating the movement of the index) (and not using them as segregated assets to cover another leveraged investment position of the Fund) to deliver to the short  sale  purchaser  on the sale date of the short sale; or

     (3)  purchasing a call option on the same  underlying  instruments  with an
     exercise   price  no  higher  than  the  price  at  which  the   underlying
     instrument(s)  were sold short (and an option  termination date that is the same as or later than the sale date of the short sale); or

     (4) by  using a  combination  of  these  segregated  liquid  assets  and/or offsetting positions to cover the Fund's short sale obligation.

Writing  Call  Options.  Each Fund may write  (that is,  sell)  call  options on underlying  instruments.  When a  Fund  writes  a call  option,  it  assumes  an obligation to sell the underlying  instrument(s)  at a set exercise price at any time  selected  by the  purchaser  of the option  during the stated  term of the option. (For certain non-U.S. options, including European options, the purchaser may  exercise  the option  only at the  termination  date of the  option.)  As a registered  investment company, a Fund is required to cover its obligation under the call  option  to avoid  having  the call  option  be  treated  as a  "senior security" issued by the Fund, which would violate Section 18(f) of the 1940 Act.
A Fund may cover its call  option  obligation,  in several  alternate  ways,  as follows:

     (1) by segregating  liquid assets of the Fund that are equal to the current market value of the underlying instrument(s) (marked to market daily) which the call option  requires the fund to sell,  but not less than the exercise price of the call option  (which may not equate to the  notional  amount of the call option); or

     (2)  through  an  offsetting  investment  position,  by  holding  the  same instrument(s)  (or  for an  index,  a  portfolio  of  stocks  substantially replicating the movement of the index)  underlying the call option (and not using  them as  segregated  assets to cover  another  leveraged  investment position of the Fund); or

     (3) through an offsetting  investment position,  by holding a separate call option  on the same  underlying  instrument(s)  with an  exercise  price no higher than the exercise  price of the call option sold by the fund (and an option  termination  date  that is the  same as or later  than  the  option termination date of the call option the Fund sold); or

     (4) by  using a  combination  of  these  segregated  liquid  assets  and/or offsetting positions to cover the Fund's call option obligation.

For Both  Written Put and Written  Call  Options.  With  respect to  segregating liquid  assets to provide  cover for written  options  positions,  a Fund is not required  to  establish  a  segregated  account to hold the liquid  assets,  but instead may have the Fund's  custodian,  or the Fund  itself,  where it has self custody of the assets,  merely earmark or tag the liquid assets as segregated on the books of the Fund's custodian

                                       10

or the Fund, so long as the Fund treats the liquid assets as segregated for this purpose and does not use them as segregated  assets to cover  another  leveraged investment position or otherwise encumber the assets, making them illiquid.

Using  offsetting  positions  allows  each  Fund to cover  written  put and call options  obligations with less assets than if the Fund segregates  liquid assets for the  full  amount  of the put or call  option  obligations.  For  offsetting positions for the Fund's put option obligations,  however, if the Fund purchases an  offsetting  put option,  the Fund loses the amount of the premium  paid.  If instead the Fund sells the underlying instrument(s) short, the Fund risks losing the difference between the sale price and a current market price that is greater than the sale price on the sale date of the short sale, and is required to cover the short sale  position  with  additional  assets.  Similarly,  for  offsetting positions  for the Fund's  call option  obligations,  if the Fund  purchases  an offsetting  call  option,  the Fund loses the  amount of the  premium  paid.  If instead the Fund holds the underlying  instrument(s),  the Fund risks losing the market  opportunity  for  appreciation  on the  underlying  instrument(s)  if an opportunity  develops to sell the underlying  instrument(s) at a gain during the term of the option.

Illiquid  Securities.  Illiquid securities are securities that cannot be sold or disposed  of  in  the  ordinary  course  of  business  (within  seven  days)  at approximately  the prices at which they are  valued.  Because of their  illiquid nature,  illiquid  securities must be priced at fair value as determined in good faith pursuant to procedures  approved by the Funds' Board of Trustees.  Despite such good  faith  efforts to  determine  fair value  prices,  a Fund's  illiquid securities  are  subject to the risk that the  security's  fair value  price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition.  Difficulty in selling illiquid  securities may result in a loss or may be costly to the Fund.  Under the  supervision of the Board,  the Adviser determines the liquidity of a Fund's  investments.  In determining the liquidity of the Fund's investments,  the Adviser may consider various factors,  including
(1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market;  and (4) the  nature of the  security  and the market in which it trades
(including  any  demand,  put  or  tender  features,  the  mechanics  and  other requirements  for  transfer,  any letters of credit or other credit  enhancement features,  any ratings,  the number of holders, the method of soliciting offers, the time  required  to dispose  of the  security,  and the  ability to assign or offset the rights and obligations of the security).  A Fund will not invest more than 15% of its net assets in illiquid securities.

Money Market Securities. A Fund may invest in money market securities (the types of which are discussed  below) for liquidity and cash management  purposes or if the Adviser determines that securities  meeting the Fund's investment  objective and policies are not otherwise  readily  available  for purchase.  For temporary defensive  purposes  during periods when the Adviser  determines that conditions warrant,  a Fund may increase this  percentage up to 100%. For purposes of these policies,  money  market  securities  include  (i)  short-term  U.S.  government securities,  including custodial receipts evidencing  separately traded interest and  principal  components  of  securities  issued  by the U.S.  Treasury;  (ii)
commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase;  (iii) short-term bank obligations  (certificates of deposit,  time deposits and bankers'  acceptances) of U.S.  domestic  banks,  foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least
$1 billion as of the end of their most recent fiscal year;  and (iv)  repurchase agreements  involving  such  securities.  Each of these  types  of money  market securities is discussed in more detail below.

     o    U.S.  Government  Securities.  Examples  of types  of U.S.  government
          obligations  in  which  a  Fund  may  invest  include  U.S.   Treasury
          obligations  and the obligations of U.S.  government  agencies such as
          Federal  Home Loan Banks,  Federal  Farm Credit  Banks,  Federal  Land
          Banks,

                                       11

          the  Federal  Housing  Administration,  Farmers  Home  Administration,
          Export-Import   Bank   of   the   United   States,    Small   Business
          Administration,  Fannie Mae, Government National Mortgage Association,
          General Services  Administration,  Student Loan Marketing Association,
          Central  Bank for  Cooperatives,  Freddie  Mac,  Federal  Intermediate
          Credit Banks,  Maritime  Administration,  and other similar  agencies.
          Whether  backed by the full faith and credit of the U.S.  Treasury  or not,  U.S.  government  securities  are not  guaranteed  against price movements due to fluctuating interest rates.

          o    U.S. Treasury  Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities
               ("STRIPS") and Treasury Receipts ("TRs").

          o    Receipts.  Interests in separately  traded interest and principal component parts of U.S. government obligations that are issued by banks or  brokerage  firms and are  created  by  depositing  U.S.
               government  obligations  into a special  account  at a  custodian bank. The custodian holds the interest and principal payments for the  benefit  of the  registered  owners of the  certificates  or
               receipts.   The  custodian  arranges  for  the  issuance  of  the
               certificates or receipts  evidencing  ownership and maintains the register.  TRs and STRIPS are interests in accounts  sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

          o    U.S.  Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities,  that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon  securities are sold at a (usually  substantial)  discount and redeemed at face value at their maturity date without interim cash  payments  of  interest  or  principal.  The  amount of this discount  is  accreted  over  the life of the  security,  and the accretion  constitutes the income earned on the security for both accounting  and tax  purposes.  Because  of these  features,  the market  prices  of zero  coupon  securities  are  generally  more volatile than the market  prices of securities  that have similar
               maturity  but  that  pay  interest   periodically.   Zero  coupon
               securities  are likely to respond to a greater degree to interest rate  changes than are non-zero  coupon  securities  with similar maturity and credit qualities.

          o    U.S. Government  Agencies.  Some obligations issued or guaranteed by  agencies of the U.S.  government  are  supported  by the full faith and credit of the U.S.  Treasury,  others are  supported by the right of the issuer to borrow from the Treasury,  while still others are supported  only by the credit of the  instrumentality.
               Guarantees of principal by agencies or  instrumentalities  of the
               U.S.  government may be a guarantee of payment at the maturity of the  obligation  so that  in the  event  of a  default  prior  to maturity  there  might  not be a  market  and  thus no  means  of realizing on the obligation  prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these  securities  nor to the value of a Fund's shares.

o    Commercial Paper.  Commercial paper is the term used to designate unsecured short-term  promissory  notes issued by  corporations  and other  entities.
     Maturities on these issues vary from a few to 270 days.

o    Obligations of Domestic Banks,  Foreign Banks and Foreign  Branches of U.S.
     Banks. A Fund may invest in  obligations  issued by banks and other savings institutions.  Investments  in  bank  obligations  include  obligations  of domestic branches of foreign banks and foreign

                                       12

     branches of  domestic  banks.  Such  investments  in  domestic  branches of foreign banks and foreign branches of domestic banks may involve risks that are different from  investments in securities of domestic  branches of U.S.
     banks.  These risks may include future  unfavorable  political and economic developments,  possible  withholding  taxes on interest income,  seizure or
     nationalization   of  foreign   deposits,   currency   controls,   interest
     limitations,  or other  governmental  restrictions  which might  affect the payment  of  principal  or  interest  on the  securities  held  by a  Fund.
     Additionally,  these  institutions may be subject to less stringent reserve
     requirements  and  to  different   accounting,   auditing,   reporting  and
     recordkeeping  requirements  than those applicable to domestic  branches of
     U.S. banks. Bank obligations include the following:

     o    Bankers'  Acceptances.  Bankers'  acceptances are bills of exchange or time drafts drawn on and accepted by a commercial  bank.  Corporations use bankers'  acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     o    Certificates of Deposit.  Certificates of deposit are interest-bearing instruments  with a  specific  maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally  can be traded in the  secondary  market  prior to  maturity.
          Unless it can be traded on a secondary market, certificates of deposit with penalties for early withdrawal will be considered illiquid.

     o    Time Deposits.  Time deposits are non-negotiable  receipts issued by a bank in  exchange  for the  deposit of funds.  Like a  certificate  of deposit,  it earns a specified rate of interest over a definite period of time;  however,  it cannot be traded in the secondary market.  Time deposits  with a withdrawal  penalty or that mature in more than seven days are considered to be illiquid securities.

     o    Repurchase  Agreements.  A Fund may enter into  repurchase  agreements with  financial  institutions.  The Funds  follow  certain  procedures designed to minimize  the risks  inherent  in such  agreements.  These procedures include effecting repurchase  transactions only with large, well-capitalized  and  well-established  financial  institutions whose condition will be continually monitored by the Adviser. The repurchase agreements  entered into by a Fund will  provide  that the  underlying collateral  at all times  shall have a value at least equal to 102% of the  resale  price  stated  in the  agreement  (the  Adviser  monitors compliance  with this  requirement).  Under all repurchase  agreements entered  into  by a  Fund,  the  custodian  or  its  agent  must  take possession of the underlying collateral.  In the event of a default or bankruptcy  by a selling  financial  institution,  a Fund will seek to liquidate  such  collateral.  However,  the  exercising of each Fund's right to liquidate  such  collateral  could  involve  certain costs or delays and, to the extent that  proceeds  from any sale upon a default of the obligation to repurchase  were less than the repurchase  price, the Fund could suffer a loss. It is the current  policy of each of the
          Funds,  not to  invest in  repurchase  agreements  that do not  mature within  seven  days if any such  investment,  together  with any other illiquid  assets  held by that  Fund,  amounts to more than 15% of the
          Fund's net assets.  The investments of each of the Funds in repurchase agreements,  at times,  may be  substantial  when,  in the view of the
          Adviser, liquidity or other considerations so warrant.

Real Estate Investment  Trusts (REITs).  The Funds may invest in shares of REITs which are pooled  investment  vehicles that invest in real estate or real estate loans  or  interests.  Investing  in  REITs  involves  risks  similar  to  those
associated  with  investing  in  equity   securities  of  small  cap  companies.
Furthermore,  REITs are dependent on specialized  management skills.  Some REITs may have limited diversification

                                       13

and  may be  subject  to  risks  inherent  in  financing  a  limited  number  of properties.  REITs depend  generally on their  ability to generate  cash flow to make  distributions  to  shareholders  or  unitholders,  and may be  subject  to defaults by  borrowers  and to  self-liquidations.  In  addition,  a REIT may be affected by its failure to qualify for tax-free pass-through of income under the
Code or its failure to maintain exemption from registration under the 1940 Act.

Generally,  REITs can be classified as Equity REITs,  Mortgage  REITs and Hybrid
REITs.  Equity  REITs  invest the  majority  of their  assets  directly  in real property  and derive their income  primarily  from rents and capital  gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate  mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the  characteristics of both Equity and
Mortgage REITs. By investing in REITs  indirectly  through a Fund,  shareholders will bear not only the  proportionate  share of the  expenses  of the Fund,  but also, indirectly, similar expenses of underlying REITs. The Funds may be subject to certain risks associated with the direct  investments of the REITs. REITs may be  affected  by  changes  in the value of their  underlying  properties  and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.

Securities  Lending.  Although the Funds have no current  intention to engage in securities  lending,  the  Funds  reserve  the  right  to lend  their  portfolio securities.  A Fund may lend portfolio securities to brokers,  dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed
33 1/3% of the total asset value of a Fund  (including the loan  collateral).  A
Fund  will  not lend  portfolio  securities  to its  investment  adviser  or its affiliates  unless it has applied for and received  specific  authority to do so from the SEC.  Loans of portfolio  securities  will be fully  collateralized  by cash, letters of credit or U.S. government  securities,  and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the  securities  loaned  that might  occur  during the term of the loan would be for the  account  of the  Fund.  A Fund may pay a part of the  interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities,  a Fund may increase its income by receiving payments from the  borrower  that  reflect the amount of any  interest  or any  dividends payable on the loaned  securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower  when U.S.  government  securities  or  letters  of credit  are used as collateral.  A  Fund  will  adhere  to the  following  conditions  whenever  its portfolio  securities  are loaned:  (i) the Fund must receive at least 100% cash collateral  or  equivalent  securities  of the type  discussed in the  preceding paragraph  from the borrower;  (ii) the borrower  must increase such  collateral whenever  the  market  value of the  securities  rises  above  the level of such collateral;  (iii) the Fund must be able to terminate  the loan on demand;  (iv)
the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other  distributions  on the loaned  securities  and any increase in market value;  (v) the Fund may pay only  reasonable fees in connection with the loan (which fees may include fees payable to the lending  agent,  the  borrower, the Fund's  administrator  and the  custodian);  and (vi)  voting  rights on the loaned  securities  may  pass  to the  borrower,  provided,  however,  that if a material  event  adversely  affecting  the  investment  occurs,  the  Fund  must terminate the loan and regain the right to vote the  securities.  Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved  procedures  reasonably  designed to ensure that the foregoing criteria will be met. Loan  agreements  involve  certain risks in the event of default or insolvency of the borrower,  including  possible delays or  restrictions  upon a
Fund's ability to recover the loaned securities or dispose of the collateral for the loan,  which  could  give rise to loss  because of  adverse  market  action, expenses  and/or delays in connection  with the  disposition  of the  underlying securities.

                                       14

Securities  of  Other  Investment  Companies.  Securities  of  other  investment companies,  including shares of closed-end investment companies, exchange traded funds, unit investment trusts,  open-end investment  companies,  and real estate investment trusts represent interests in professionally  managed portfolios that may invest in any type of instrument.  Investing in other  investment  companies involves  substantially  the same risks as investing  directly in the underlying
instruments,   but  may   involve   additional   expenses   at  the   investment
company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies,  issue a fixed number of shares that trade on a stock exchange or  over-the-counter  at a premium or a discount to their NAV. Others are continuously  offered at NAV, but may also be traded in the secondary  market.  Federal  securities laws limit the extent to which a fund can invest in securities of other investment companies. A
Fund is prohibited from acquiring the securities of another  investment  company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company;  (2) securities  issued by any one investment company  represent  more than 5% of the Fund's total assets;  or (3)  securities
(other than treasury  stock) issued by all investment  companies  represent more than 10% of the total  assets of the Fund,  unless it does so in  reliance  on a statutory  exemption  under  the 1940 Act or rule or SEC  staff  interpretations thereunder.

Short Sales. As part of its principal investment strategies,  the Academy Select
Opportunities  Fund may engage in short sales.  The Academy Core Equity Fund may also engage in short sales.  A short sale is considered  "against the box" if at all times  during  which the short  position is open,  the Fund owns at least an equal amount of the securities or securities  convertible  into, or exchangeable without  further  consideration  for,  securities  of  the  same  issue  as  the securities  that are sold  short.  A short  sale  against  the box is a  taxable transaction  to the Fund with  respect to the  securities  that are sold  short.
Uncovered (or naked) short sales are  transactions  under which the Fund sells a security it does not own. To complete such a  transaction,  the Fund must borrow the  security  to make  delivery  to the buyer.  The Fund then is  obligated  to replace the security  borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which  the  security  was  sold by the  Fund.  Until  the  security  is replaced,  the Fund is required to pay the lender amounts equal to any dividends or interest  that accrue  during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the  security  sold.  The  proceeds  of the short sale will be  retained  by the broker,  to the extent  necessary to meet margin  requirements,  until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security,  the
Fund  will:  (a)  maintain  a  segregated  account  containing  cash  or  liquid securities at such a level that (i) the amount deposited in the account plus the amount  deposited with the broker as collateral  will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount  deposited  with the broker as collateral  will not be less than the market value of the security at the time the security was sold short, or (b)
otherwise cover the Fund's short position.

The Funds may engage in short sales that are either  "uncovered" or "against the box."

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Board has  adopted a policy  concerning  the  selective  disclosure  of
portfolio  holdings   information  that  seeks  to  ensure  that  disclosure  of information  about  portfolio  securities  is in the best interest of the Funds'
shareholders  and to address the  conflicts  between the interests of the Funds'
shareholders and their service  providers.  The policy provides that neither the
Funds nor their Adviser or any Trustee,  member,  officer or employee thereof (a
"Fund  Representative")  will disclose the Funds' portfolio holdings information to any person other than in accordance with the policy. For purposes of

                                       15

the policy,  "portfolio holdings  information" means the Funds' actual portfolio holdings,  as well as non-public  information about their trading  strategies or pending  transactions.  Under  this  policy,  neither  the  Funds  nor any  Fund
Representative may solicit or accept any compensation or other  consideration in connection  with the  disclosure  of portfolio  holdings  information.  The Fund
Representative  may provide portfolio  holdings  information to third parties if such  information has been included in the Funds' public filings with the SEC or is disclosed on the Funds' publicly available website (www.theacademyfunds.com).
Information  posted on the Funds'  website  may be  separately  provided  to any person commencing the day after it is first published on the Funds' website.

     Portfolio holdings  information that is not filed with the SEC or posted on the Funds' publicly  available  website may be provided to third parties only if the  third  party  recipients  are  required  to  keep  all  portfolio  holdings information confidential and are prohibited from trading on the information they receive.  Disclosure  to such  third  parties  (including,  without  limitation, individuals,  institutional investors and intermediaries that sell shares of the
Funds) must be approved in advance by the Trust's chief compliance officer,  who must first determine that the Funds have a legitimate business purpose for doing
so.  Disclosure  will generally be permitted to providers of auditing,  custody, proxy voting and other  similar  services  for the Funds,  as well as rating and ranking organizations.

     In general,  each recipient of non-public  portfolio  holdings  information must sign a confidentiality and non-trading agreement, although this requirement
will  not  apply  when  the  recipient  is  otherwise   subject  to  a  duty  of
confidentiality. In accordance with the policy, the identity of those recipients who receive non-public  portfolio holdings information on an ongoing basis is as follows: the Adviser, the Funds' independent  registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' administrator and the
Funds'  Distributor.  These  entities  are  obligated  to keep such  information confidential.  Third party providers of custodial or accounting  services to the
Funds may release non-public  portfolio  holdings  information of the Funds only with the permission of Fund  Representatives  who have been  pre-approved by the
Board to authorize disclosures.

     The   Funds   currently   intend  to   publish   on  the   Funds'   website
(www.theacademyfunds.com)  the portfolio holdings for the Funds as of the end of each  calendar  quarter,  subject  to a 30  day  lag  between  the  date  of the information and the date on which the information is disclosed. In addition, the
Funds will publish on their  website their top 10 holdings as of the end of each calendar month no earlier than 10 days after the end of a calendar month.

     Under the policy, Fund Representatives will supply the Board with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement.  In addition,  the Board will receive  information,  on a quarterly
basis,   regarding  any  other  disclosures  of  non-public  portfolio  holdings information that were permitted during the preceding quarter and will approve at its  meetings a list of Fund  Representatives  who are  authorized  to  disclose portfolio  holdings  information  under the policy.  As of the date of this SAI, only the Trust's  chief  compliance  officer  (who is also the  Adviser's  chief compliance  officer) has been  approved by the Board to authorize  disclosure of portfolio holdings information.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The  business and affairs of the Trust are managed  under the  direction of its Board.  The Trust's  Trustees and  principal  officers are noted below along with their ages and their business experience for the

                                       16

past  five  years.   The  Trustees  serve  for  indefinite   terms  until  their
resignation,  death or removal.  The Funds' officers are elected annually by the
Board and serve at the Board's pleasure.

--------------------------- ------------------- ---------- --------------------------- ----------------- -------------------------
                                                                                          Number of
                                                                                        Portfolios in
                                                                                         Fund Complex
                                                Length                                  Overseen by        Other Directorships
                             Position(s) Held   of Time      Principal Occupation(s)      Trustee or       Held by Trustee or
Name, Address and Age         with the Trust     Served       During Past 5 Years          Officer               Officer
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
--------------------------- ------------------- ---------- --------------------------- ----------------- -------------------------
Stephen J. Harmelin,              Trustee       Since       Managing Partner,                 2          Board Member, The
Esq.(1)                                           2007     Dilworth Paxon LLP (law                       Barnes Foundation,
Mellon Bank Center                                         firm), Since 1991.                            The National
1735 Market Street                                                                                       Constitution
Suite 3930                                                                                               Center, Atlantic
Philadelphia, PA 19103                                                                                   Legal Foundation,
Age: 68                                                                                                  The College of
                                                                                                         Physicians of
                                                                                                         Philadelphia, The
                                                                                                         Kluge Estate Winery
                                                                                                         & Vineyard;
                                                                                                         Chairman of the
                                                                                                         Thomas Skelton
                                                                                                         Harrison Foundation
----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------- ------------------- ---------- --------------------------- ----------------- -------------------------
Thomas C. Power, Esq.            Trustee        Since      General Counsel,                   2                  None
Mellon Bank Center                                2007     Fiberlink Communications
1735 Market Street                                         Corp. (software), Since
Suite 3930                                                 2000.
Philadelphia, PA 19103
Age: 48
--------------------------- ------------------- ---------- --------------------------- ----------------- -------------------------
Oliver St. Clair Franklin      Chairman and     Since      President and CEO,                 2          Board Member, Right
OBE                              Trustee          2007     International House                           Management (HR
Mellon Bank Center                                         Philadelphia (programming                     consulting) and
1735 Market Street                                         and lodging for                               Dynamis
Suite 3930                                                 international students),                      Therapeutics
Philadelphia, PA 19103                                     Since 2003.                                   (biotech research),
Age: 62                                                                                                  Board Member and
                                                                                                         Chair of the
                                                                                                         Investment
                                                                                                         Committee, The
                                                                                                         Philadelphia
                                                                                                         Foundation
                                                                                                         (charitable
                                                                                                         distributions),
                                                                                                         Board of Advisors,
                                                                                                         The Genisys Group
                                                                                                         (software
                                                                                                         development; BPO
                                                                                                         outsourcing), Board
                                                                                                         of Directors, The
                                                                                                         Greater
                                                                                                         Philadelphia
                                                                                                         Chamber of
                                                                                                         Commerce.
--------------------------- ------------------- ---------- --------------------------- ----------------- -------------------------
Russell R. Wagner                Trustee        Since      Sr. Vice President -               2          Board Member,
Mellon Bank Center                                2007     Finance and CFO, Holy                         Philadelphia
1735 Market Street                                         Redeemer Health System,                       Parking Authority,
Suite 3930                                                 Since 1994.                                   Chairman of the
Philadelphia, PA 19103                                                                                   Board, Liberty
Age: 50                                                                                                  Community
                                                                                                         Development
                                                                                                         Corporation.
--------------------------- ------------------- ---------- --------------------------- ----------------- -------------------------

(1) Stephen J. Harmelin,  Esq. is deemed to be an interested person of the Trust
(as defined in the 1940 Act) because of his affiliation with the Adviser.

                                       17

The officers of the Trust not named above are:
--------------------------- ------------------ ----------- --------------------------- ----------------- ---------------------------
                                                                                         Number of
                                                                                       Portfolios in
                                               Length of                               Fund Complex
                            Position(s) Held    Time       Principal Occupation(s)      Overseen          Other Directorships Held
Name, Address and Age        with the Trust    Served       During Past 5 Years          Officer               by Officer
--------------------------- ------------------ ----------- --------------------------- ----------------- ---------------------------
David Jacovini                President and    Since 2007  Chief Executive Officer,           2                     None
                                Treasurer                  Academy Asset Management
                                                           LLC, Since 2007;
                                                           President, VLI Capital
                                                           Management LLC, 2006 to
                                                           2007; Derivatives
                                                           Marketer,  Deutsche Bank
                                                           AG, 2002 to 2005.
--------------------------- ------------------ ----------- --------------------------- ----------------- ---------------------------
Roger A. Reynolds, Jr.          Secretary      Since 2007  President, Academy Asset           2                     None
                                                           Management LLC, Since
                                                           2007; Founding Partner,
                                                           Catallus Management
                                                           Corporation, 2004 to
                                                           2007; Institutional
                                                           Sales, Strategic Capital
                                                           Advisors, 2002 to 2005.
--------------------------- ------------------ ----------- --------------------------- ----------------- ---------------------------
Michael D. Gries             Vice President    Since 2007  Vice President, Academy            2                    None
                                                           Asset Management LLC,
                                                           Since 2007; Assistant
                                                           Director of MBA
                                                           Admissions,  MIT Sloan
                                                           School of Management,
                                                           2007; Equity Analyst,
                                                           theStreet.com Ratings,
                                                           2005 to 2007; Web Editor,
                                                           Lawyers Weekly, Inc.,
                                                           2003 to 2005.
--------------------------- ------------------ ----------- --------------------------- ----------------- ---------------------------

Share Ownership

As of December 31, 2007, the Trustees did not own shares of the Funds.

Trustee Compensation

     The following table  describes the  compensation to be paid to the Trustees for their  services  to the Trust.  Only the  Trustees  of the Trust who are not
"interested  persons"  of the Trust or the  Adviser,  as defined by the 1940 Act
(the "Independent Trustees"), receive compensation from the Funds.

------------------------- ------------------ --------------------- ----------------------- ---------------------
                                                 Pension or                                Total Compensation
                              Aggregate      Retirement Benefits     Estimated Annual      from the Investment
                            Compensation      Accrued as Part of       Benefits Upon         Companies in the
Trustee                    from the Trust       Fund Expenses            Retirement            Fund Complex
------------------------- ------------------ --------------------- ----------------------- ---------------------
Thomas C. Power, Esq.          $6,000                None                   None                  $6,000
------------------------- ------------------ --------------------- ----------------------- ---------------------
Oliver St. Clair               $6,000                None                   None                  $6,000
Franklin OBE
------------------------- ------------------ --------------------- ----------------------- ---------------------
Russell R. Wagner              $6,000                None                   None                  $6,000
------------------------- ------------------ --------------------- ----------------------- ---------------------

                                       18

------------------------- ------------------ --------------------- ----------------------- ---------------------
Stephen J. Harmelin,            None                 None                   None                   None
Esq.
------------------------- ------------------ --------------------- ----------------------- ---------------------

Board Committees

     The Board has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial  statements and the independent audit thereof, and acts as a liaison between the Trust's independent  registered public accounting firm and the full Board. The Trust's Audit Committee  consists of the following Independent  Trustees:  Thomas C. Power, Esq., Oliver St. Clair
Franklin  OBE and Russell R. Wagner.  As of the date of this SAI, the  committee has not yet held a meeting.

     Nominating  Committee:  This  committee  recommends  Board  members,  fills vacancies and considers the qualifications of Board members.  The committee will consider  shareholder  recommendations  for  nomination to the Board only in the event  that there is a vacancy  on the  Board.  Shareholders  who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Academy Funds Trust,
Mellon Bank Center,  1735 Market  Street,  Suite 3930,  Philadelphia,  PA 19103.
Shareholders  should  include  appropriate  information  on the  background  and qualifications  of any  person  recommended  (e.g.,  a  resume),  as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on file  for  consideration  when  there is a  vacancy  on the  Board.  The committee consists of the following Independent Trustees: Thomas C. Power, Esq.,
Oliver St. Clair Franklin OBE and Russell R. Wagner. As of the date of this SAI, the committee has not yet held a meeting.

Codes of Ethics

     The Trust and the Adviser have adopted a Code of Ethics in compliance  with the  requirements  of Rule  17j-1  under the 1940 Act,  which  governs  personal securities  transactions.  Under the Code of Ethics, persons subject to the Code of Ethics are permitted to engage in personal securities transactions, including securities  that  may  be  purchased  or  held  by  the  Funds,  subject  to the requirements  set  forth in Rule  17j-1  under  the 1940 Act and  certain  other procedures set forth in the Code of Ethics. The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies

     The Board has adopted Proxy Voting Policies and Procedures  ("Policies") on
behalf of the Trust,  which delegates the  responsibility  for voting proxies to the Adviser,  subject to the Board's continuing oversight.  The Policies require that the Adviser  vote  proxies  received in a manner  consistent  with the best interests of the Funds and their  shareholders.  The  Policies  also require the
Adviser to present to the Board, at least  annually,  the Adviser's proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

     The Adviser has adopted Proxy Voting  Policies and  Procedures  ("Adviser's
Proxy  Policies")  which require that all proxy voting  decisions be made in the best  interest of the Funds and that the Adviser  acts in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

                                       19

     Where a proxy  proposal  raises a material  conflict  between the Adviser's interests  and the Funds'  interests,  the Adviser  will resolve the conflict by disclosing  the  conflict to the Board and by obtaining  the Board's  consent to vote.

     The Trust is required to  annually  file Form N-PX,  which lists the Funds'
complete proxy voting record for the most recent  12-month  period ending August
31. Once filed, the Fund's proxy voting record will be available without charge, upon request,  by calling toll-free  1-877-386-3890  and on the SEC's website at
www.sec.gov.

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

     The Adviser, located at Mellon Bank Center, 1735 Market Street, Suite 3930,
Philadelphia,  PA 19103,  furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Adviser also provides investment  management services to other investment  accounts.  While investment decisions for the Funds are made independently  from other investment  accounts, investment  decisions  for such other  accounts  may be made at the same time as investment  decisions  for the  Funds.  The  Adviser  pays the  salaries  of all
Trustees,  officers  (including the chief compliance  officer) and employees who are  affiliated  with both the Adviser and the Trust.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The Adviser provides  investment advisory services to the Trust pursuant to an Investment  Advisory  Agreement (the "Advisory  Agreement") dated December 4,
2007, which was approved by each Fund's sole shareholder on that date. Under the terms of the  Advisory  Agreement,  the Trust  employs the Adviser  generally to manage the  investment  and  reinvestment  of the Funds'  assets.  The  Advisory
Agreement  has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the  outstanding  voting  securities of the Funds,  and only if the terms and the renewal  thereof have been approved by the vote of a majority of the Trust's  Independent  Trustees who are not parties thereto or  interested  persons of any such  party,  cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated  without  penalty on 60 days'  notice by the Trust or by the Adviser.
The  Advisory  Agreement  will  terminate  automatically  in  the  event  of its assignment.

     As compensation for the services rendered under the Advisory Agreement, the
Academy Core Equity Fund shall pay the Adviser a fee at an annual rate of 0.85%
and the  Academy  Select  Opportunities  Fund shall pay the  Adviser a fee at an annual  rate of 1.0%,  both as a  percentage  of each Fund's  average  daily net assets.

Distributor

     The  Distributor,  located at 615 E.  Michigan  St.,  Milwaukee,  WI 53202, serves as the principal  underwriter  of the Trust's shares under a Distribution
Agreement (the "Distribution  Agreement").  Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased  directly by contacting the  Distributor or the Trust.  The  Distributor  is a registered  broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and each state's  securities  laws  and  is a  member  of  the  National  Association  of
Securities   Dealers,   Inc.  The  Board  annually  reviews  fees  paid  to  the
Distributor.

     The Distribution  Agreement may be terminated at any time: (i) by the Board or by a vote of a majority of the outstanding  voting securities of the Trust on
60 day's written notice to the Distributor;  or (ii) by the Distributor.  If not
so terminated, the agreement shall continue in effect from year to year only

                                       20

so long as such continuance is approved  annually by the Board or by a vote of a majority  of the  outstanding  voting  securities  of the Funds,  and, in either event, by a majority of the Independent  Trustees who are not interested persons of any party to the agreement. The Agreement will terminate automatically in the event of its assignment.

Fund Administrator

     General Information. The Administrator and Fund Accountant for the Funds is
U.S. Bancorp Fund  Services,LLC (the  "Administrator"),  which has its principal office at 615 East Michigan Street, Milwaukee,  Wisconsin 53202 and is primarily in the business of providing administrative,  fund accounting and stock transfer services to retail and institutional  mutual funds. The  Administrator  performs these  services  pursuant  to two  separate  agreements,  a Fund  Administration
Servicing Agreement and a Fund Accounting Servicing Agreement.

     Administration  Agreement.  Pursuant to the Fund  Administration  Servicing
Agreement  ("Administration   Agreement")  with  the  Funds,  the  Administrator
provides all  administrative  services necessary for the Funds, other than those provided by the Adviser,  subject to the  supervision  of the Funds' Board.  The
Administrator  will  provide  persons to serve as  officers  of the Funds.  Such officers may be  directors,  officers or employees of the  Administrator  or its affiliates.

     The   Administration   Agreement  is   terminable   by  the  Board  or  the
Administrator  on sixty days'  written  notice and may be assigned  provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for two years from the date of its initial approval,  and subject to annual  approval of the Board for one-year  periods  thereafter.  The
Administration  Agreement  provides  that in the absence of the  Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator,  the Administrator shall not be liable for any action or  failure  to act in  accordance  with its duties thereunder.

     Under  the  Administration   Agreement,   the  Administrator  provides  all
administrative services,  including,  without limitation: (i) providing services of persons competent to perform such  administrative  and clerical  functions as are necessary to provide effective  administration of the Funds; (ii) overseeing the  performance of  administrative  and  professional  services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectus and Statement
of  Additional  Information  in  conjunction  with Fund  counsel,  including the printing of such  documents for the purpose of filings with the  Securities  and
Exchange  Commission and state securities  administrators,  preparing the Funds'
tax returns, and preparing reports to the Funds' shareholders and the Securities and  Exchange  Commission;  (iv)  calculation  of yield and total return for the
Funds;  (v)  monitoring and evaluating  daily income and expense  accruals,  and sales and redemptions of shares of the Funds (vi) preparing in conjunction  with
Fund counsel, but not paying for, all filings under the securities or "Blue Sky"
laws of such states or countries as are designated by the Distributor, which may
be  required  to  register  or  qualify,   or  continue  the   registration   or
qualification,  of each Fund and/or its shares under such laws;  (vii) preparing notices  and  agendas  for  meetings  of the  Funds'  Board and  minutes of such meetings in all matters  required by the 1940 Act to be acted upon by the Board;
and (viii) monitoring  periodic  compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

     For the administrative services rendered to the Funds by the Administrator, the Funds pay the  Administrator  an asset-based fee plus certain  out-of-pocket expenses.

                                       21

     Accounting Agreement. The Fund Accountant,  pursuant to the Fund Accounting
Servicing  Agreement  ("Accounting  Agreement"),  provides  the  Funds  with all accounting services, including, without limitation: (i) daily computation of net asset  value;  (ii)  maintenance  of  security  ledgers and books and records as required by the 1940 Act;  (iii)  production of each Fund's listing of portfolio securities  and  general  ledger  reports;  (iv)  reconciliation  of  accounting records;  and (v) maintaining  certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling  account  information and balances among the
Funds' Custodian and Adviser.

     For  the  fund  accounting  services  rendered  to the  Funds  by the  Fund
Accountant,  the Funds pay the Fund  Accountant an asset-based  fee plus certain out-of-pocket expenses, including pricing expenses.

Custodian, Transfer Agent and Dividend Agent

     U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302,
Milwaukee,  WI 53212,  serves as custodian for each Fund's cash and  securities.
Pursuant to a Custodian  Servicing  Agreement with the Funds,  it is responsible for  maintaining the books and records of each Fund's  portfolio  securities and cash.  The Custodian  receives a minimum  annual fee of $8,000 or 0.0040% of the average daily market value of both Funds, whichever is greater. The Custodian is also entitled to certain out-of-pocket  expenses and portfolio transaction fees.
The  Custodian  does not  assist  in,  and is not  responsible  for,  investment decisions  involving assets of the Funds.  U.S. Bancorp Fund Services,  LLC, the
Funds' Administrator,  also acts as the Funds' transfer and dividend agent. U.S.
Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street,
Milwaukee, Wisconsin 53202.

Legal Counsel

     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Independent Registered Public Accounting Firm

     Tait  Weller  &  Baker,  LLP,  located  at 1818  Market  St.,  Suite  2400,
Philadelphia,  PA 19103, has been selected as the independent  registered public accounting  firm for the Trust.  As such,  they are responsible for auditing the
Trust's annual financial statements.

                               PORTFOLIO MANAGERS

Other Accounts Managed

     The following chart lists certain information about types of other accounts for which each  portfolio  manager is primarily  responsible  as of December 31,
2007.

                                                     Number of Accounts
                                                            with              Total Assets in
                     No. of        Total Assets      Performance-Based         Accounts with
Name                Accounts          Managed               Fees          Performance-Based Fees

David Jacovini          4          $8,450,000.00             0                      $0

Description of Potential Material Conflicts of Interest

     The portfolio  managers have day-to-day  management  responsibilities  with respect to other investments  accounts and,  accordingly,  may be presented with potential or actual conflicts of interest.

                                       22

     The  management  of other  accounts  may result in the  portfolio  managers devoting  unequal time and attention to the management of the Funds and/or other accounts. In approving the Advisory Agreement,  the Board was satisfied that the portfolio  managers  would  be  able  to  devote  sufficient  attention  to  the management  of the Funds and that the  Adviser  seeks to manage  such  competing interests for the time and attention of the portfolio managers.

     With  respect  to  securities  transactions  for  the  Funds,  the  Adviser determines which broker to use to execute each transaction,  consistent with its duty to seek best  execution of the  transaction.  For buy or sell  transactions considered simultaneously for the Funds and other accounts, orders are placed at the same time.  The portfolio  managers use their best efforts to ensure that no client is treated  unfairly  in  relation  to any other  client over time in the allocation  of securities  or the order of the  execution of  transactions.  The portfolio  managers  generally  allocate  trades on the  basis of  assets  under management  so that the  securities  positions  represent  equal  exposure  as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in  fulfilling  investment  opportunities  are to some extent  minimized.  If an aggregated  trade  order  is not  substantially  filled,  it will  generally  be allocated pro rata.

     Other than the general  potential  conflicts  noted  above,  the  portfolio managers are not subject to any other specific potential conflicts of interest.

Compensation

     Each named portfolio manager receives a fixed base salary from the Adviser.
Portfolio  managers may also participate in benefit plans and programs available generally to all employees.

Fund Shares Owned by the Portfolio Managers

     As of December 31, 2007,  the portfolio  managers did not own shares of the
Funds.

                              TRADING AND BROKERAGE

     The  Adviser is  responsible  for  selecting  brokers and dealers to effect purchases or sales of  securities  for the  accounts of the Funds.  In selecting such brokers,  the Adviser seeks best  execution of orders at the most favorable price in  light of the  overall  quality  of  brokerage  and  research  services provided, as described in this and the following paragraph. In selecting brokers to effect  portfolio  transactions,  the  determination  of what is  expected to result  in best  execution  at the most  favorable  price  involves  a number of largely judgmental  considerations.  Among these considerations is the Adviser's evaluation of a broker's:  efficiency  in executing  and clearing  transactions;
block  trading  capability   (including  a  broker's   willingness  to  position
securities);   familiarity  with  the  security;   and  financial  strength  and
stability.  The most  favorable  price to the  Funds  means  the best net  price without regard to the mix between purchase or sale price and commission, if any.

     Although  it does not  currently  do so,  the  Adviser  may also  take into consideration  the research,  analytical,  statistical and other information and
services   provided  by  the  broker  (such  as  general  economic  reports  and information,  reports or analyses of particular companies or industry groups and technical information) and the availability of the brokerage firm's analysts for consultation  in allocating  the Fund's  brokerage.  While the Adviser  believes these services have substantial  value, they are considered  supplemental to the
Adviser's  own  efforts  in the  performance  of its duties  under the  Advisory
Agreement  and, to the extent these  services are used,  it will be on a limited basis.  As permitted by the Advisory  Agreement and in  accordance  with Section
28(e) of the 1934 Act, the Adviser may pay brokers higher brokerage  commissions than might be available  from other  brokers if the Adviser  determines  in good

                                       23

faith  that such  amount  paid is  reasonable  in  relation  to the value of the overall quality of the brokerage, research and other services provided viewed in
terms  of  either  the  particular   transactions   or  the  Adviser's   overall
responsibilities with respect to the accounts over which it exercises investment discretion.  Other  clients  of the  Adviser  may  therefore  benefit  from  the availability  of these  services to the Adviser,  and the Funds may benefit from services  available to the Adviser as a result of similar  transactions  for the
Adviser's other clients.

                                CAPITAL STRUCTURE

     The Trust  currently has authorized and allocated to the Funds an unlimited number  of  shares  of  beneficial  interest  with no par  value  to the  Funds'
Investors Class Shares. The Trustees of the Trust may, at any time and from time to time, by resolution,  authorize the  establishment and division of additional shares of the Trust into an  unlimited  number of series and the division of any series (including the Funds) into two or more classes. When issued in accordance with the Trust's registration  statement,  governing  instruments and applicable law (all as may be amended  from time to time),  all of the  Trust's  shares are fully paid and non-assessable. Shares do not have preemptive rights.

     All shares of each Fund  represent an undivided  proportionate  interest in the assets of the Fund.  Shareholders  of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder's name on the books of the Trust.  However,  matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class.  The shares of the Trust are not  entitled to  cumulative voting,  meaning that  holders of more than 50% of the Trust's  shares may elect the entire  Board.  All  shareholders  are entitled to receive  dividend  and/or capital  gains when and as  declared  by the  Trustees  from time to time and as discussed in the Prospectus.

                        PURCHASE AND REDEMPTION OF SHARES

Purchasing Shares

     Shares of the Funds are sold in a continuous  offering and may be purchased on any Business Day (as defined in the Prospectus) through authorized investment dealers or directly from the Funds' Distributor. The Trust reserves the right to suspend  sales of a Fund's  shares,  and reject any order for the  purchase of a
Fund's shares if, in the opinion of management,  such rejection is in the Fund's best interest.

     Share  Certificates  and  Confirmations.  The  Funds  do  not  issue  share certificates  representing shares purchased.  Confirmations of the opening of an account and of all subsequent  transactions  in the account are forwarded by the
Funds to the shareholder's address of record.

     Anti-Money  Laundering  Program.  The Trust has  established  an Anti-Money
Laundering Compliance Program (the "AML Program") as required by the USA PATRIOT
Act. To ensure  compliance  with this law, the Trust's AML Program  provides for the development of internal practices,  procedures and controls;  designation of anti-money  laundering  compliance officers; an ongoing training program; and an independent  audit function to determine the  effectiveness  of the AML Program.
Procedures  to  implement  the AML  Program  include,  but are not  limited  to, determining  that the Trust's  Distributor  and transfer agent have  established proper anti-money laundering  procedures,  including to report suspicious and/or fraudulent  activity and to undertake a complete and thorough  review of all new account  applications.  The Trust will not transact  business with any person or entity whose identity cannot be adequately  verified under the provisions of the
USA PATRIOT Act.

                                       24

     The Funds may be  required to freeze the  account of a  shareholder  if the shareholder  appears to be involved in suspicious activity or if certain account information  matches information on government lists of known terrorist or other suspicious  persons,  or the Funds may be required  to  transfer  the account or proceeds of the account to a government agency.

Redeeming Shares

     Under the 1940 Act, the Funds may suspend redemption privileges or postpone the date of payment  during  any  period:  (i) when the New York Stock  Exchange
("NYSE") is closed or trading on the NYSE is  restricted  as  determined  by the
SEC;  (ii) when an emergency  exists,  as defined by the SEC,  that makes it not reasonably  practicable for the Funds to dispose of securities  owned by them or fairly to determine the value of their assets; or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the  shareholder's  cost, depending on the market value of a Fund's portfolio at the time of redemption.

     Signature  Guarantees.  A signature  guarantee  of each  shareholder  on an account is required to redeem shares if a shareholder requests: (i) a redemption from an IRA account;  (ii) redemption  proceeds be sent to an address other than that on record  with the Funds;  or (iii)  proceeds  be made  payable to someone other than the shareholder(s) of record.

     Signature  guarantees are designed to protect both the  shareholder and the
Funds from fraud.  Signature  guarantees can be obtained from most banks, credit unions or savings  associations,  or from  broker/dealers,  municipal securities
broker/dealers,   government  securities  broker/dealers,   national  securities
exchanges,  registered securities exchanges or clearing agencies deemed eligible by the SEC. The Funds do not accept  signatures  certified by a notary public as the equivalent of a signature guarantee.

     Additional  Documentation.  Additional  documents  are required for certain types of shareholders, such as corporations,  partnerships, executors, trustees, administrators or guardians.  The Funds' transfer agent requires  documents from entities to identify individuals  possessing authority to redeem shares from the
Funds.  The   documentation  may  include   certified   corporate   resolutions,
partnership  agreements,  trust instruments or plans that give such authority to the individual.

     Redemption  In-Kind.  The Funds have  elected to be  governed by Rule 18f-1 under the 1940 Act,  which  obligates the Funds to redeem  shares in cash,  with respect to any one  shareholder  during any 90-day  period,  up to the lesser of
$250,000 or 1% of the assets of the Fund redeemed. Subject to Rule 18f-1, if the
Adviser  determines  that existing  conditions  make cash payments  undesirable, redemption  payments  may be made in  whole  or in part in  securities  or other financial  assets,  valued for this purpose as they are valued in computing  the
NAV for the  Funds'  shares (a  "redemption  in-kind").  Shareholders  receiving securities or other financial assets in a redemption  in-kind may realize a gain or loss for tax  purposes,  and will  incur  any  costs of sale,  as well as the associated  inconveniences.  If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind,  you may do so by providing the Funds with an unconditional written instruction to redeem at least 15 calendar days prior to the date on which the redemption  transaction is to occur,  specifying  the dollar  amount or number of shares to be redeemed and the date of the transaction. This will provide the Funds with sufficient time to raise the cash in an orderly manner to pay the  redemption and thereby  minimize the effect of the redemption on the Funds' remaining shareholders.

                                       25

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and  redemptions  of the Funds are effected at the NAV per share next calculated  after receipt of the order by the Funds,  their agent or certain other authorized persons.  The Funds' NAV is computed as of the close of regular  trading on a Business  Day.  The NYSE is scheduled to be open Monday through Friday  throughout the year except for days when the following  holidays are observed:  New Year's Day, Martin Luther King,  Jr.'s Birthday,  Presidents'
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving and
Christmas.  When the NYSE is closed, the Funds will generally be closed, pricing calculations  will not be made and  purchase and  redemption  orders will not be processed.

     The NAV per share for each Fund is  calculated  by  subtracting  the Fund's liabilities  from its total  assets and  dividing  the  resulting  number by the number of Fund shares outstanding.  In determining each Fund's total net assets, portfolio  securities  primarily  listed  or  traded on a  national  or  foreign securities exchange, except for bonds, are generally valued at the closing price on that  exchange,  unless such closing  prices are determined to be not readily available pursuant to the Funds' pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked  prices.  Non-exchange  traded  options are valued at fair value using a mathematical  model.  Futures  contracts are valued at their daily
quoted   settlement   price.   Securities  not  traded  on  a  particular   day,
over-the-counter  securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market  instruments having a maturity of less than 60 days are valued at amortized cost,  which  approximates market value. Debt securities (other than short-term  obligations) are valued on the basis of  valuations  provided  by a pricing  service  when such  prices are believed to reflect the fair value of such  securities.  Foreign  securities and
the  prices  of  foreign  securities   denominated  in  foreign  currencies  are
translated to U.S.  dollars at the mean between the bid and offer  quotations of such  currencies  based on rates in effect as of the close of the  London  Stock
Exchange.  Use of a pricing  service  has been  approved  by the  Board.  Prices provided by a pricing  service  take into  account  appropriate  factors such as institutional trading in similar groups of securities,  yield,  quality,  coupon rate, maturity,  type of issue,  trading  characteristics and other market data.
Subject to the foregoing, securities for which market quotations are not readily available  and other assets are valued at fair value as determined in good faith and in a method approved by the Board. The Trust will also use the fair value of a foreign  security at the time of calculating its NAV when events following the close of the foreign markets on which the foreign  security trades indicate that such closing price does not reflect the foreign securities fair value.

                             DISTRIBUTIONS AND TAXES

Distributions of net investment income

     Each Fund receives  income  generally in the form of dividends and interest on its investments.  This income, less expenses incurred in the operation of the
Fund,  constitutes the Fund's net investment  income from which dividends may be paid to you. If you are a taxable  investor,  any income  dividends  (other than qualified  dividends)  the Funds pay are  taxable to you as ordinary  income.  A portion of the income dividends paid to you may be qualified  dividends eligible to be taxed at reduced  rates.  A portion of the  income  dividends  may also be designated as  interest-related or short-term capital dividends that will not be subject to nonresident  alien withholding for most non-U.S.  investors.  See the section on "Non-U.S.  investors" for more  information on  interest-related  and short-term capital gain dividends.

Distributions of capital gains

     Each Fund may realize capital gains and losses on the sale of its portfolio securities.  Distributions  of  short-term  capital  gains are taxable to you as ordinary income.

                                       26

     Distributions  of long-term  capital  gains are taxable to you as long-term capital gains,  regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are  distributed  once each year, and may be distributed  more  frequently,  if necessary,  to reduce or eliminate excise or income taxes on the Fund.

     Capital gain dividends and any net long-term capital gains you realize from the  sale  of  Fund  shares  are  subject  to a  maximum  rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets).
For  individuals  in the 10% and 15% tax  brackets,  the rate for net  long-term capital gains  realized in calendar  years 2008 through 2010 is further  reduced from 5% to 0%. These reduced rates of taxation of capital gain dividends and net long-term capital gains are now scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Returns of capital

     If a Fund's  distributions  exceed its taxable income and realized  capital gains for a taxable  year,  all or a portion of the  distributions  made in that taxable  year may be  characterized  as a return of  capital to you. A return of capital  distribution  generally  will not be taxable,  but will reduce the cost basis that you have in your Fund shares and will result in a higher capital gain or in a lower  capital loss when you sell your shares.  Any return of capital in excess of the basis in your Fund shares,  however,  will be taxable as a capital gain.

Investments in foreign securities

     The next three paragraphs  describe tax considerations  that are applicable to each Fund's investments in foreign securities.

Effect of  foreign  withholding  taxes.  Each  Fund may be  subject  to  foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt  securities  are treated as ordinary  income by the
Funds.  Similarly,  foreign  exchange  losses  realized  on  the  sale  of  debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Funds'  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

PFIC  securities.  The Funds may invest in securities  of foreign  entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs). When investing in PFIC securities,  each Fund intends to mark-to-market these  securities  and  recognize  any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses) are  treated as ordinary  income that the Fund is required to distribute,  even though it has not sold the securities.  If a Fund is unable to
identify  an   investment   as  a  PFIC  security  and  thus  does  not  make  a
mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any  "excess  distribution"  or gain from the sale of the PFIC shares even if such  income is  distributed  to you as a taxable  dividend.  Additional charges in the  nature of  interest  may be imposed on the Fund on any  deferred taxes arising from such income or gains.  You should also be aware that a Fund's designation  of a foreign  security  as a PFIC  security  will  cause the income dividends of any  designated  securities  to fall outside of the  definition  of qualified  foreign  corporation  dividends.  These dividends  generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

                                       27

Information on the amount and tax character of distributions

     Each Fund  will  inform  you of the  amount of your  income  dividends  and capital  gain  distributions  at the time they are paid,  and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of  qualified  dividend  income  (which  is  relevant  to  U.S.  investors)  and interest-related  and short-term  capital gain dividends  (which are relevant to
non-U.S.  investors) may exceed the total amount of income dividends paid. These designations  will not result in more income  being  reported to you, but rather will  allow  the Fund to make  its  designations  in a  manner  that is more tax efficient to both U.S. and non-U.S.  investors.  If you have not owned your Fund shares  for a full year,  each Fund may  designate  and  distribute  to you,  as
ordinary   income,   qualified   dividends,   or  capital   gain   distributions
(distributions  of net long-term capital gains), a percentage of income that may not be equal to the  actual  amount  of each type of income  earned  during  the period of your investment in the Fund. If you are a non-U.S.  investor, the Fund may also  designate and distribute to you as an  interest-related  or short-term capital  gain  dividend,  a  percentage  of income  that may not be equal to the actual  amount of each of these types of income earned during the period of your investment in the Fund.  Distributions  declared in December to  shareholders of record in such  month,  but paid in  January,  are  taxable to you as if paid in
December.

Election to be taxed as a regulated investment company

     Each Fund  intends  to  qualify  and  elect to be  treated  as a  regulated investment  company under Subchapter M of the Internal Revenue Code (Code). As a regulated investment company,  each Fund generally pays no federal income tax on the income and gains it  distributes to you. The Board reserves the right not to elect  regulated  investment  company status for each Fund if it determines this course of action to be beneficial to  shareholders.  In that case, each affected
Fund would be subject to federal,  and possibly  state,  corporate  taxes on its taxable income and gains,  and  distributions  to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

Required  distributions.  To avoid federal excise taxes,  the Code requires each
Fund to  distribute  to you by  December  31 of each  year,  at a  minimum,  the following amounts:

     o    98% of its taxable ordinary income earned during the calendar year;

     o    98% of its  capital  gain net income  earned  during the twelve  month period ending October 31; and

     o    100% of any  undistributed  amounts of these  categories  of income or gain from the prior year.

     Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can  give no  assurances  that  its  distributions  will  be  sufficient  to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated  investment company's income are different for income (determined on a fiscal year basis) and excise tax years  (determined as noted above),  special rules are required to calculate the amount of income earned in each period,  and the amount of earnings and profits  needed to support that income.  For example, if a Fund uses the  excise tax  period  ending on  October  31 as the  measuring period for calculating and paying out capital gain net income and realizes a net capital loss between  November 1 and the end of the Fund's  fiscal year, it will likely have  insufficient  earnings  and profits for its taxable year to support its  required  excise tax  distribution.  Accordingly,  the Fund is permitted to elect to treat its realized capital loss (its "post-October

                                       28

loss") as  occurring  on the first day of its next fiscal  year.  Because  these rules  are not  entirely  clear,  each Fund may be  required  to  interpret  the post-October  loss and other rules  relating  to these  different  year-ends  to determine its taxable income and capital gains.  Each Fund's reporting of income and its  allocation  between  different  taxable  and  excise  tax  years may be challenged  by  the  Internal  Revenue  Service  (IRS),  possibly  resulting  in adjustments in the income reported by each Fund on its tax returns and/or by the
Fund to you on your year-end tax statements.

Sales of Fund shares

     Sales and exchanges of Fund shares are taxable transactions for federal and state income tax  purposes.  If you sell your Fund shares,  or exchange them for shares of another fund,  the IRS requires you to report any gain or loss on your sale or exchange.  If you owned your shares as a capital asset, any gain or loss that you realize is a capital  gain or loss,  and is  long-term  or  short-term, depending on how long you owned your shares.

Sales at a loss within six months of purchase.  Any loss incurred on the sale or exchange of Fund  shares  owned for six months or less is treated as a long-term capital loss to the extent of any long-term  capital gains distributed to you by the Fund on those shares.

Wash  sales.  All or a portion of any loss that you  realize on the sale of your
Fund shares is  disallowed  to the extent that you buy other  shares in the Fund within 30 days before or after your sale. Any loss disallowed  under these rules is added to your tax basis in the new shares.

Tax certification and backup withholding

     Tax laws require that you certify your tax  information  when you become an
investor  in  the  Funds.  For  U.S.   residents  and  resident   aliens,   this
certification is made on IRS Form W-9. Under these laws, the Funds must withhold a portion of your taxable distributions and sales proceeds unless you:

     o    provide  your  correct  Social  Security  or  taxpayer  identification number,

     o    certify that this number is correct,

     o    certify that you are not subject to backup withholding, and

     o    certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When  withholding is required, the amount will be 28% of any distributions or proceeds paid.

     Non-U.S.  investors have special U.S. tax certification  requirements.  See the section below entitled "Tax  certification and backup withholding as applied to non-U.S. investors."

U.S. government securities

     The income  earned on certain  U.S.  government  securities  is exempt from state and local  personal  income taxes if earned  directly by you.  States also grant tax-free  status to mutual fund dividends paid to you from interest earned on these securities,  subject in some states to minimum  investment or reporting requirements  that  must be met by a fund.  The  income on Fund  investments  in certain securities, such as repurchase agreements,  commercial paper and federal
agency-backed   obligations  (e.g.,  Ginnie  Mae  and  Fannie  Mae  securities), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

                                       29

Qualified dividends

     For individual  shareholders,  a portion of the dividends paid by each Fund may be qualified  dividend  income  eligible  for taxation at the 15%  long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

     Dividends  earned on the  following  income  sources  will qualify for this treatment:

     o    dividends paid by domestic corporations, and

     o    dividends paid by qualified foreign corporations, including:

          -    corporations incorporated in a possession of the U.S.,

          -    corporations  eligible for benefits of a comprehensive income tax treaty  with  the  United  States  that the  Treasury  Department determines is satisfactory  (including an exchange of information program), and

          -    corporations  whose stock is readily  tradable on an  established securities market in the United States.

     For  individuals  in the 10% and 15% tax  brackets,  the rate for qualified dividends  received in calendar years 2008 through 2010 is further  reduced from
5% to 0%.

     Dividends from  corporations  exempt from tax,  passive foreign  investment companies (PFICs),  and dividends paid from interest earned by the Funds on debt securities generally will not qualify for this favorable tax treatment.

     A Fund and the investor must meet certain  holding period  requirements  to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, each Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified  dividend income.  This designation rule may have the effect of converting small amounts of ordinary income or net short-term  capital gains,  that  otherwise  would be taxable as  ordinary  income,  into  qualified dividend income eligible for taxation at reduced rates.

                                       30

Dividends-received deduction for corporations

     For corporate  shareholders,  a portion of the dividends  paid by each Fund may qualify for the  dividends-received  deduction.  This deduction generally is available to  corporations  for dividends paid by a fund out of income earned on its investments in domestic corporations.

     Because the income of each Fund  generally is derived from  investments  in domestic  securities,  it is anticipated that a portion of the dividends paid by the Funds will  qualify for this  deduction.  You may be allowed to deduct these qualified  dividends,  thereby  reducing  the tax that you  would  otherwise  be required to pay. All dividends  (including the deducted portion) are included in your calculation of alternative minimum taxable income.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

Investment in complex securities

     Each Fund may invest in complex  securities that could require it to adjust the  amount,  timing  and/or tax  character  (ordinary  or capital) of gains and losses it  recognizes  on these  investments.  This,  in turn,  could affect the amount, timing and/or tax character of income distributed to you. For example,

     Derivatives.  Each  Fund is  permitted  to  invest  in  certain  derivative contracts,  including options,  futures, forwards or foreign currency contracts.
If it makes these  investments,  it could be required  to  mark-to-market  these contracts  and  realize any  unrealized  gains and losses at its fiscal year end even though it continues  to hold the  contracts.  Under these  rules,  gains or losses on the  contracts  generally  would be treated as 60%  long-term  and 40%
short-term  gains or  losses,  but gains or losses on certain  foreign  currency contracts would be treated as ordinary income or losses.  In determining its net
income  for  excise  tax   purposes,   each  Fund  also  would  be  required  to
mark-to-market  these contracts  annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency  contracts) and to realize and distribute any resulting income and gains.

     Each Fund is also permitted to invest in derivative contracts that are tied to commodities or commodity indices. The IRS has recently ruled that income from these contracts is not qualifying income under the Code. To the extent that each
Fund does invest in these securities, it will only do so to the extent that such an investment will not disqualify the Fund as a regulated investment company.

Short  Sales.  Each Fund's entry into a short sale  transaction  or an option or other contract could be treated as the  "constructive  sale" of an  "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities  lending  transactions.  Each Fund's  entry into  securities  lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend  income,  and, to the extent  that debt  securities  are  loaned,  will generally not qualify as qualified  interest income for foreign  withholding tax purposes.

                                       31

Tax straddles.  Each Fund's investment in options,  futures,  forwards,  foreign currency  contracts,  actively  traded  stock  or a  position  with  respect  to substantially  similar or related  property in connection  with certain  hedging transactions could cause the Fund to hold offsetting positions in securities. If the Fund  invests in these  securities,  or if its risk of loss with  respect to specific  securities  in its portfolio is  substantially  diminished by the fact that it holds other securities in a spread, collar,  straddle or similar type of transaction,  the Fund could be deemed to have entered into a tax  "straddle" or to hold a "successor  position" that would require any loss realized by it to be deferred for tax purposes.

Each of these investments by a Fund in complex  securities is subject to special tax rules that could affect the amount,  timing  and/or tax  character of income realized by the Fund and distributed to you.

Excess inclusion income of certain tax-exempt shareholders from an investment by the Fund in REITs and REMIC residual  interests.  Real estate  investment trusts
("REITs")  in which a Fund  invests  (if any) may  hold  residual  interests  in certain  mortgage  pooling  vehicles formed as real estate  mortgage  investment conduits  ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets  qualifying as a "taxable  mortgage pool" for U.S.  federal income tax purposes.  Also, a Fund may make direct investments in REMIC residual interests.  The  portion  of  a  Fund's  income  received  from  REMIC  residual interests,  either  directly or through an  investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion  income") generally is required to be allocated by the Fund to the Fund's  shareholders in proportion to the dividends paid to such shareholders  with the same  consequences  as if the  shareholders  received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives,  governmental  entities and tax-exempt  organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that
Fund shares owned by "disqualified  organizations"  are held in record name by a broker/dealer  or other  nominee,  the  broker/dealer  or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income  allocable to Fund shares held by the  broker/dealer  or other nominee on behalf of the "disqualified  organizations."  The Funds expect that disqualified organizations  own their shares.  Because this tax is imposed at the Fund level,
all   shareholders,   including   shareholders   that   are   not   disqualified
organizations,  will bear a portion of the tax cost  associated  with the Fund's receipt of excess inclusion income. However, to the extent permissible under the
1940 Act, regulated  investment  companies such as the Funds are permitted under
Treasury  Regulations to specially allocate this tax expense to the disqualified organizations  to which it is  attributable,  without  a  concern  that  such an allocation will constitute a preferential dividend.

In addition,  with respect to Fund  shareholders who are not nominees,  for Fund taxable  years  beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

o    If the excess  inclusion income received by a Fund from all sources exceeds
     1% of the Fund's gross income, it must inform the non-nominee  shareholders of the amount and character of excess  inclusion  income allocated to them;
     and

o    If a Fund  receives  excess  inclusion  income  from a  REIT  whose  excess inclusion  income in its most  recent  tax year  ending not later than nine months  before the first day of the Fund's  taxable year exceeded 3% of the
     REIT's total dividends,  the Fund must inform its non-nominee  shareholders of the amount and  character of the excess  inclusion  income  allocated to them from such REIT.

                                       32

Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess  inclusion  income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of
the  shareholder.   If  the  shareholder  is  a  tax-exempt  entity  and  not  a
"disqualified organization," then this income is fully taxable as UBTI under the
Code.  Charitable  remainder  trusts  do not  incur  UBTI  by  receiving  excess inclusion  income from the Fund. If the shareholder is a non-U.S.  person,  such shareholder would be subject to U.S. federal income tax withholding at a rate of
30% on this income  without  reduction  or exemption  pursuant to any  otherwise applicable  income  tax  treaty.  If the  shareholder  is a  REIT,  a  regulated investment  company,  common  trust  fund or  other  pass-through  entity,  such shareholder's  allocable  share of the Fund's excess  inclusion  income would be considered  excess  inclusion  income of such  entity and such  entity  would be subject to tax at the highest  corporate tax rate on any excess inclusion income allocated  to their  owners that are  disqualified  organizations.  Accordingly, investors  should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance  with these  requirements  will require a Fund to obtain  significant cooperation from the REITs in which it invests.

Non-U.S. investors

     Non-U.S.  investors may be subject to U.S.  withholding and estate tax, and are subject to special U.S. tax certification  requirements.  Non-U.S. investors
should  consult  their  tax  advisors  about  the   applicability  of  U.S.  tax
withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In  general.  The  United  States  imposes  a flat  30%  withholding  tax  (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by the Funds,  subject to certain  exemptions for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends, interest-related dividends and exempt-interest dividends as described below.  However,  notwithstanding  such exemptions from U.S.  withholding at the source,  any dividends and distributions of income and capital gains,  including the  proceeds  from the sale of your  Fund  shares,  will be  subject  to backup withholding at a rate of 28% if you fail to properly  certify that you are not a
U.S. person.

Capital gain  distributions  and short-term  capital gain  dividends.  Dividends designated by the Funds as either (i) a capital gain distribution from long-term capital gains,  or (ii) a short-term  capital gain dividend (other than long- or
short-term   capital  gains  realized  on  disposition  of  U.S.  real  property interests--see the discussion  below),  are not subject to U.S.  withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related  dividends.  Interest-related  dividends designated and paid by the Funds from qualified net interest income are not subject to U.S. withholding tax.  Each Fund's  qualified  net interest  income  equals the Fund's  qualified interest income less allocable  expenses.  "Qualified interest income" includes, in general,  the sum of the Fund's U.S. source:  i) bank deposit  interest,  ii)
short-term original discount,  iii) interest (including original issue discount, market  discount and  acquisition  discount) on an obligation in registered form
(unless it is earned on an obligation  issued by a corporation or partnership in which the Fund is a 10%  shareholder  or partner),  and iv) any  interestrelated dividend  passed  through  from another  regulated  investment  company.  On any payment date,  the amount of an income  dividend that is designated by a Fund as an  interest-related  dividend  may be more or less than the  amount  that is so qualified. This is because the designation is based on an estimate of the Fund's qualified  interest  income  for its  entire  fiscal  year,  which  can  only be determined  with  exactness at fiscal year end. As a  consequence,  the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this

                                       33

case, the non-U.S.  investor's  only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations  on tax reporting  for  interest-related  dividends  and  short-term capital gain dividends for non-U.S.  investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not  designate,  small amounts of  interest-related  or short-term  capital gain dividends.  Additionally, a Fund's designation of interest-related or short-term
capital  gain   dividends  may  not  be  passed  through  to   shareholders   by
intermediaries who have assumed tax reporting  responsibilities  for this income in  managed or  omnibus  accounts  due to  systems  limitations  or  operational constraints.

Other income dividends and effectively  connected income.  Income dividends paid by the Funds to non-U.S. investors on the income earned on portfolio investments in (i) the stock of  domestic  and  foreign  corporations,  and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate.  If you hold your Fund shares in  connection  with a U.S.  trade or business,  your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis,  in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. The Code also provides for a partial exemption from U.S. estate tax for shares in the Funds  held by an estate of a  nonresident  decedent.  The amount  treated as exempt is based on the  proportion  of the assets held by the
Funds at the end of the quarter immediately  preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States.

Sunsetting of provisions. The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are effective for dividends paid with respect to taxable years of a Fund beginning  before January
1, 2008. The provisions  creating a partial  exemption from U.S.  estate tax are scheduled  to sunset on December  31,  2007.  Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends
(including  short-term  capital gain dividends)  that they receive,  and will no longer be eligible for a reduction in their U.S. estate tax.

Tax  certification  and backup  withholding  as applied to  non-U.S.  investors.
Non-U.S.  investors have special U.S. tax  certification  requirements  to avoid backup withholding (at a rate of 28%), and if applicable,  to obtain the benefit of any income tax treaty  between the non-U.S.  investor's  country of residence and the United States. To claim these tax benefits,  the non-U.S.  investor must provide a properly  completed Form W-8BEN (or other Form W-8, where  applicable, or  their  substitute  forms)  to  establish  his or her  status  as a  non-U.S.
investor,  to claim beneficial  ownership over the assets in the account, and to claim, if applicable,  a reduced rate of or exemption from withholding tax under
the  applicable   treaty.  A  Form  W-8BEN  provided  without  a  U.S.  taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed  and  ending on the last day of the third  succeeding calendar year. However, non-U.S.  investors must advise the Funds of any changes of circumstances  that would render the information given on the form incorrect, and must then  provide a new  W-8BEN to avoid  the  prospective  application  of backup  withholding.  Forms  W-8BEN with U.S.  taxpayer  identification  numbers remain valid  indefinitely,  or until the investor has a change of circumstances
that  renders  the  form   incorrect  and   necessitates  a  new  form  and  tax
certification.

Investment in U.S. real property.  The Funds may invest in equity  securities of corporations that invest in U.S. real property, including Real Estate Investment
Trusts  (REITs).  The sale of a U.S. real  property  interest by a Fund, or by a
REIT or U.S.  real property  holding  corporation  in which a Fund invests,  may trigger special tax consequences to the Fund's non-U.S. shareholders.

                                       34

     The Foreign  Investment  in Real  Property Tax Act of 1980  (FIRPTA)  makes
non-U.S.  persons  subject to U.S. tax on  disposition  of a U.S.  real property interest as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code  provides a  look-through  rule for  distributions  of
FIRPTA  gain by a regulated  investment  company  (RIC) if all of the  following requirements are met:

o    The RIC is  classified  as a  qualified  investment  entity.  A  "qualified investment  entity"  includes  a RIC if, in  general,  more than 50% of the
     RIC's assets consists of interests in REITs and U.S. real property  holding corporations, and

o    you are a  non-U.S.  shareholder  that owns more than 5% of a class of Fund shares at any time  during the  one-year  period  ending on the date of the distribution,

     If these conditions are met, Fund  distributions to you are treated as gain from the  disposition  of a U.S. real  property  interest  (USRPI),  causing the distribution  to be  subject  to U.S.  withholding  tax at a rate  of  35%,  and requiring that you file a nonresident U.S. income tax return.

     Because  each Fund  expects  to invest  less than 50% of its  assets at all times,  directly and indirectly,  in U.S. real property  interests,  it does not expect to pay any  dividends  that would be subject to FIRPTA  reporting and tax withholding.

     This discussion of "Distributions  and Taxes" is not intended or written to be used as tax  advice  and does  not  purport  to deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax adviser regarding your particular circumstances before making an investment in a Fund.

                             PERFORMANCE INFORMATION

     To obtain the Funds'  most  current  performance  information,  please call
1-877-386-3890 or visit the Funds' website at www.theacademyfunds.com.

     From time to time,  the Funds'  performance  information,  such as yield or total return, may be quoted in advertisements or in communications to present or prospective  shareholders.  Performance  quotations  represent  the Funds'  past performance  and should not be considered as  representative  of future results.
The Funds will calculate their  performance in accordance with the  requirements of the rules and  regulations  under the 1940 Act,  as they may be revised  from time to time.

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

     Set forth below for each Fund are the  Statement of Assets and  Liabilities as of  December  18,  2007,  and the  Report of  Independent  Registered  Public
Accounting Firm, dated December 20, 2007.

                                       35

                                                                Academy
                                        Academy                 Select
                                        Core Equity             Opportunities
                                        Fund                    Fund
Assets:

Cash                                    $50,000                 $50,000
Receivable from investment
advisor                                  30,512                  30,512
Prepaid blue sky
registration fees                         1,975                   1,975
Other prepaid
registration expenses                    13,063                  13,063
                                        --------                --------
Total Assets                             95,550                  95,550

Liabilities:
Accrued expenses                         15,038                  15,038
Accrued organizational
expenses                                 30,512                  30,512
                                        --------                --------
Total Liabilities                        45,550                  45,550
                                        --------                --------

Net Assets:                             $50,000                 $50,000
                                        ========                ========

Capital shares outstanding, no
par value, unlimited shares
authorized                                2,500                   2,500
                                        ========                ========

Net asset value, offering price
and redemption price per share           $20.00                  $20.00
                                        --------                -------

     The accompanying notes are an integral part of these financial statements

                                       36

                                                                Academy
                                        Academy                 Select
                                        Core Equity             Opportunities
                                        Fund                    Fund

Income:                                 $       -               $       -
                                        ---------               ----------
Total Income:                                   -                       -

Expenses:                                       -                       -
Audit expense                                 750                     750
Legal fees                                 29,762                  29,762
Less: Expense reimbursement               (30,512)                (30,512)
                                        ----------              -----------
Total Expenses:                                 -                       -

Net Income (Loss)                       $       -               $       -
                                        ==========              ===========

     The accompanying notes are an integral part of these financial statements

1.   ORGANIZATION

     Academy  Funds  Trust (the  "Trust")  is  registered  under the  Investment
Company  Act of 1940 (the "1940  Act") as an  open-end,  diversified  management investment  company.  The Trust was organized as a Delaware  statutory  trust on
October 17, 2007. The Trust is authorized to issue an unlimited number of shares per series,  which are units of beneficial interest with no par value. The Trust currently offers shares of two series, each with its own investment strategy and risk/reward  profile:  the  Academy  Core  Equity  Fund and the  Academy  Select
Opportunities  Fund  (individually  a "Fund",  collectively  the  "Funds").  The investment  objective  of the Funds is  long-term  capital  appreciation.  As of
December 18, 2007,  the Funds have had no  operations  other than those  actions relating to organizational matters.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant  accounting policies consistently followed by the Funds in the  preparation  of its  financial  statements.  These policies are in conformity with accounting  principles generally accepted in the
United States of America ("GAAP").

     Security Valuation:

     Portfolio  securities  which are  traded on an  exchange  are valued at the closing  price  reported by the exchange on which the  securities  are primarily traded  on the day of  valuation.  If  there  are no  sales  on a given  day for securities  traded on an exchange,  the mean of the bid and asked prices will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed  security or sale price available for an over-the-counter security, the mean of the latest bid and asked  quotations  from Nasdaq will be used.  Debt  securities for which market  quotations are not readily  available may be valued based on information supplied by  independent  pricing  services,  including  services  using  matrix pricing formulas and/or

                                       37

independent broker bid quotations.  Debt securities with remaining maturities of
60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and  thereafter  assuming a constant  amortization  to maturity of any  discount or premium,  regardless  of the impact of  fluctuating rates on the market value of the instrument.  Any securities or other assets for which market  quotations  are not readily  available are valued at fair value as determined  in good  faith  and in a  method  approved  by the  Funds'  Board of
Trustees.

     Use of Estimates:

     In preparing of financial statements in conformity with GAAP, management is required to make estimates and assumptions  that affect the reported  amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial  statements and the reported  amounts of increases and decreases in net assets from  operations  during the  reporting  period.  Actual results could differ from these estimates.

     Organization and Offering Costs:

     Organization  expenses consist of costs incurred to establish the Funds and enable them legally to do  business.  These  expenses are paid by Academy  Asset
Management,  LLC;  however,  these expenses are subject to recoupment by Academy
Asset Management,  LLC. Please see note 3 regarding the ability of Academy Asset
Management,  LLC to  recoup  Fund  expenses  that it has paid.  Prepaid  initial registration  expenses are deferred and amortized over the period of benefit not to exceed twelve  months.  Other offering costs have also been deferred and will be  amortized  on a  straight-line  basis  over the first  twelve  months  after commencement of operations.

     Expenses:

     Expenses  directly  attributable  to a Fund are charged to the Fund,  while expenses attributable to more than one series of the Company are allocated among the respective series based on relative net assets or another appropriate basis.

     Federal Income Taxes:

     The Funds intend to meet the requirements of the Internal Revenue Code (the
"Code")  applicable  to  regulated   investment   companies  and  to  distribute
substantially  all net  investment  taxable  income  and net  capital  gains  to shareholders  in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

     Distributions to Shareholders:

     Dividends  from  net  investment  income  are  declared  and  paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions  to shareholders  are recorded on the ex-dividend  date.  The  Funds may  periodically  make  reclassifications  among
certain  of  its  capital   accounts  as  a  result  of  the   recognition   and
characterization  of certain  income and capital gain  distributions  determined annually in accordance with federal tax regulations which may differ from GAAP.

3.   INVESTMENT ADVISOR AND OTHER AFFILIATES

     The Funds have an Investment Advisory Agreement (the "Advisory  Agreement")
with Academy  Asset  Management,  LLC (the  "Advisor").  The Advisory  Agreement
provides for advisory fees computed  daily and paid monthly at an annual rate of
0.85% of the Academy Core Equity  Fund's  average  daily net assets and 1.00% of the Academy Select Opportunities Fund's average daily net assets.

                                       38

Under the terms of the Advisory Agreement, the Advisor has, contractually agreed to limit the expenses  until  December  31,  2008,  to the extent that the Funds total annual  operating  expenses exceed 2.00%. Any such waiver or reimbursement is subject to later  adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense  limitation  caps,  provided,  however,  that the Advisor  shall only be entitled to recoup  such  amounts for a period of three years from the date such amount was waived or reimbursed.

     The Funds also have an Administrative  Services Agreement with U.S. Bancorp
Fund Services,  LLC (the "Administrator")  which provides for the administrative fees  computed  daily and paid  monthly at an annual  rate of 0.08% on the first
$300  million,  0.06% on the next $500 million and 0.04% on the remainder of the
Funds'  average  daily net  assets,  subject to a minimum  of  $74,000  per fund complex.

     Quasar Distributors,  LLC, (the "Distributor") a registered  broker-dealer, acts as the Funds' principal  underwriter in a continuous public offering of the
Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain  officers  of the Trust are also  officers  of the  Advisor.  As of
December 18 2007, all outstanding shares of the Funds are owned by the Advisor.

                                       39

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Academy Funds Trust And the  Shareholder  of Academy
Core Equity Fund and Academy Select Opportunities Fund

We have audited the  accompanying  statements of assets and  liabilities  of the
Academy Core Equity Fund and Academy Select Opportunities Fund, each a series of shares of the Academy Funds Trust, as of December 18, 2007 and the statements of operations  for the one day  then  ended.  These  financial  statements  are the responsibility  of the Funds'  management.  Our  responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and  perform  the  audits to  obtain  reasonable  assurance  about  whether  the financial  statements  are free of  material  misstatement.  The  Funds  are not required  to have,  nor were we engaged to perform,  an audit of their  internal control over financial reporting.  Ours audit included consideration of internal control over financial  reporting as a basis for designing audit procedures that are appropriate in the  circumstances,  but not for the purpose of expressing an opinion on the  effectiveness  of the Funds'  internal  control  over  financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a  test  basis,  evidence  supporting  the  amounts  and  disclosures  in the financial statements. An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements referred to above presents fairly, in all material  respects,  the financial  position of Academy Core Equity Fund and
Academy  Select  Opportunities  Fund as of December  18, 2007 and the results of their  operations  for the one day then ended,  in  conformity  with  accounting principles generally accepted in the United States of America.

                            TAIT WELLER & BAKER, LLP

Philadelphia, Pennsylvania
December 20, 2007

                                       40

                                PRINCIPAL HOLDERS

     As of the date of this SAI, the Adviser,  as the Trust's sole  shareholder, owned  100% of all  outstanding  shares  of the  Trust  and thus may be deemed a controlling  shareholder  of the Trust until  additional  shareholders  purchase shares.

     Any person who owns  beneficially,  either  directly or through one or more controlled  companies,  more than 25% of the voting  securities  of the Trust is presumed  to  control  the  Trust  under  the  provisions  of the  1940  Act.  A controlling  person  possesses  the  ability to control  the  outcome of matters submitted for shareholder vote of the Trust.

                                       41